UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
(RULE 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934

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VORNADO REALTY TRUST

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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VORNADO REALTY TRUST

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
AND PROXY STATEMENT

2004

888 Seventh Avenue
New York, New York 10019

Notice of Annual Meeting of Shareholders To Be Held May 27, 2004

To our Shareholders:

The Annual Meeting of Shareholders of Vornado Realty Trust, a Maryland real estate investment trust (the “Company”), will be held at the Marriott Hotel, Interstate 80 and the Garden State Parkway, Saddle Brook, New Jersey 07663, on Thursday, May 27, 2004, beginning at 12:30 P.M., local time, for the following purposes:

(1)	The election of three persons to the Board of Trustees of the Company, each for a term of three years and until their successors are duly elected and qualified;
(2)	The ratification of the appointment of the accounting firm of Deloitte & Touche LLP as the Company’s independent auditors for the current year; and
(3)	The transaction of such other business as may properly come before the meeting or any adjournment or postponement thereof.

Pursuant to the Amended and Restated Bylaws of the Company, the Board of Trustees of the Company has fixed the close of business on April 16, 2004 as the record date for determination of shareholders entitled to notice of and to vote at the meeting.

Your attention is called to the attached Proxy Statement. Whether or not you plan to attend the meeting, your shares should be represented and voted. You may authorize your proxy by Internet or by touch-tone phone as indicated on the proxy. Alternatively, you may wish to sign the enclosed proxy and return it in the accompanying envelope to which no postage need be affixed if mailed in the United States. If you attend the meeting in person, you may revoke your proxy at that time and vote your own shares.

By Order of the Board of Trustees,

Alan J. Rice
Acting Corporate Secretary

April 29, 2004

888 Seventh Avenue
New York, New York 10019

PROXY STATEMENT

Annual Meeting of Shareholders to be Held May 27, 2004

The enclosed proxy is being solicited by the Board of Trustees (the “Board”) of Vornado Realty Trust, a Maryland real estate investment trust (the “Company”), for use at the Annual Meeting of Shareholders of the Company to be held on Thursday, May 27, 2004, beginning at 12:30 P.M., local time, at the Marriott Hotel, Interstate 80 and the Garden State Parkway, Saddle Brook, New Jersey 07663 (the “Annual Meeting”). A shareholder may authorize a proxy electronically, telephonically or by executing and returning the enclosed proxy card. A proxy authorized through the Internet or by telephone may be revoked by executing a later dated proxy card, by subsequently authorizing a proxy through the Internet or by telephone or by attending the Annual Meeting and voting in person. Attending the Annual Meeting will not automatically revoke your prior authorization of your proxy. Only the last vote of a shareholder will be counted. The cost of soliciting proxies will be borne by the Company. MacKenzie Partners, Inc. has been engaged by the Company to solicit proxies at a fee not to exceed $5,000. In addition to solicitation by mail, by telephone and by Internet, arrangements may be made with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy material to their principals and the Company may reimburse them for their expenses in so doing.

Only shareholders of record at the close of business on April 16, 2004 are entitled to notice of and to vote at the Annual Meeting. There were on such date 125,631,506 common shares of beneficial interest, par value $0.04 per share, (the “Shares”), of the Company outstanding, each entitled to one vote on each matter properly submitted at the Annual Meeting.

The holders of a majority of the outstanding Shares at the close of business on April 16, 2004, present in person or by proxy and entitled to vote, will constitute a quorum for the transaction of business at the Annual Meeting.

The principal executive office of the Company is located at 888 Seventh Avenue, New York, New York 10019. The accompanying Notice of the Annual Meeting of Shareholders, this Proxy Statement and the enclosed proxy will be mailed on or about April 29, 2004 to the Company’s shareholders of record as of the close of business on April 16, 2004.

PROPOSAL 1: ELECTION OF TRUSTEES

The Company’s Board has nine members. The Company’s Amended and Restated Declaration of Trust, as amended and supplemented, provides that the trustees of the Company are divided into three classes, as nearly equal in number as reasonably possible, as determined by the Board. One class of trustees is elected at each Annual Meeting of Shareholders to hold office for a term of three years and until their successors have been duly elected and qualified.

Unless otherwise directed in the proxy, each of the persons named in the enclosed proxy, or his substitute, will vote such proxy for the election of the three nominees listed below as trustees for a three-year term and until their respective successors are duly elected and qualified. If any nominee at the time of election is unavailable to serve, a contingency not presently anticipated, it is intended that each of the persons named in the proxy, or his substitute, will vote for an alternate nominee who will be designated by the Board. Proxies may be voted only for the nominees named or such alternates.

Under the Company’s Amended and Restated Bylaws (the “Bylaws”), the affirmative vote of a plurality of all the votes cast at the Annual Meeting, assuming a quorum is present, is sufficient to elect a trustee. Under Maryland Law, proxies marked “withhold authority” will be counted for the purpose of determining the presence of a quorum but will have no effect on the result of the vote. A broker non-vote will have no effect on the result of the vote.

If you would like to attend the Annual Meeting, you will need to bring an account statement or other acceptable evidence of ownership of your Shares as of the close of business on April 16, 2004, the record date for voting. If you hold shares in “street name” (i.e., through a bank, broker or other nominee), you will receive instructions from your nominee which you must follow in order to have your proxy authorized. If you hold Shares in street name and wish to vote at the Annual Meeting, you will need to contact your nominee and obtain a proxy from that person and bring it to the Annual Meeting.

The Board of Trustees recommends that shareholders vote “FOR” approval of the election of the nominees listed below to serve as trustees until the Annual Meeting in 2007.

VORNADO REALTY TRUST	2004 PROXY STATEMENT	2

The following table sets forth the nominees (all of whom are presently members of the Board) and the other present members of the Board. With respect to each such person, the table sets forth the age, principal occupation, position presently held with the Company, if any, and the year in which the person first became a trustee of the Company or a director of its predecessor, Vornado, Inc.

		Principal Occupation	Year Term	Year First
		and, if applicable, Present Position	Will	Appointed
Name	Age	with the Company	Expire	as Trustee

Nominees for Election to serve as Trustees Until the Annual Meeting in 2007
Robert P. Kogod	72	Trustee of Archstone-Smith Trust	2004	2002
David Mandelbaum (1)(2)	68	A member of the law firm of Mandelbaum & Mandelbaum,	2004	1979
		P.C.; a general partner of Interstate Properties (“Interstate”)
Dr. Richard R. West (1)(2)(3)(4)	66	Dean Emeritus, Leonard N. Stern School of Business,	2004	1982
		New York University

Present Trustees Elected to Serve Until the Annual Meeting in 2006
Steven Roth (5)	62	Chairman of the Board and Chief Executive Officer of	2006	1979
		the Company; Managing General Partner of Interstate
Michael D. Fascitelli (5)	47	President of the Company	2006	1996
Russell B. Wight, Jr. (1)(2)(5)	64	A general partner of Interstate	2006	1979

Present Trustees Elected to Serve Until the Annual Meeting in 2005
Stanley Simon (2)(3)(4)(5)	86	Owner of Stanley Simon and Associates	2005	1960
Robert H. Smith (5)	75	Chairman of the Charles E. Smith Commercial Realty	2005	2002
		Division of the Company; Trustee of Archstone-Smith Trust
Ronald Targan (2)(3)	77	President of Malt Products Corporation of New Jersey	2005	1980

(1) Member of the Corporate Governance and Nominating Committee of the Board. (2) Independent pursuant to the rules of the New York Stock Exchange (the “NYSE”) as determined by the Board of Trustees. (3) Member of the Audit Committee of the Board.
(4) Member of the Compensation Committee of the Board. (5) Member of the Executive Committee of the Board.

Mr. Kogod was appointed a trustee of the Company on January 1, 2002, the date Charles E. Smith Commercial Realty L.P. merged into a subsidiary of the Company. Previously, Mr. Kogod was Co-Chief Executive Officer and Co-Chairman of the Board of Directors of Charles E. Smith Commercial Realty L.P. from October 1997 through December 2001. Mr. Kogod is also a trustee of Archstone-Smith Trust (a real estate investment trust).

Mr. Mandelbaum has been a member of the law firm of Mandelbaum & Mandelbaum, P.C. since 1967. Since 1968, he has been a general partner of Interstate (an owner of shopping centers and an investor in securities and partnerships). Mr. Mandelbaum is also a director of Alexander’s, Inc. (“Alexander’s”) (a real estate investment trust).

Dr. West is Dean Emeritus of the Leonard N. Stern School of Business at New York University. He was a professor there from September 1984 until September 1995 and Dean from September 1984 until August 1993. Prior thereto, Dr. West was Dean of the Amos Tuck School of Business Administration at Dartmouth College. Dr. West is also a director of Vornado Operating Company (“Vornado Operating”) (an investor in operating businesses), Alexander’s, Bowne & Co., Inc. (a commercial printing company) and 20 investment companies managed by Merrill Lynch Investment Managers.

VORNADO REALTY TRUST	2004 PROXY STATEMENT	3

Mr. Roth has been Chairman of the Board and Chief Executive Officer of the Company since May 1989 and Chairman of the Executive Committee of the Board since April 1980. Since 1968, he has been a general partner of Interstate and is its Managing General Partner. In March 1995, he became Chief Executive Officer of Alexander’s. Mr. Roth is the Chairman of the Board of Directors and Chief Executive Officer of Vornado Operating. Mr. Roth is a director of Alexander’s and Capital Trust, Inc. (a real estate lender) in which Vornado has an investment. Mr. Roth has determined not to stand for re-election to the Board of Directors of Capital Trust at its next annual meeting in May 2004.

Mr. Fascitelli has been the President and a trustee of the Company since December 1996. From December 1992 to December 1996, Mr. Fascitelli was a partner at Goldman Sachs & Co. (an investment banking firm) in charge of its real estate practice and was a vice president prior thereto. He is also a director and the President of Alexander’s and a director and the President of Vornado Operating.

Mr. Wight has been a general partner of Interstate since 1968. Mr. Wight is also a director of Alexander’s and Vornado Operating.

Mr. Simon has been the owner of Stanley Simon and Associates (a management and financial consulting firm) since 1958.

Mr. Smith was appointed a trustee of the Company and the Chairman of the Charles E. Smith Commercial Realty Division of the Company on January 1, 2002, the date Charles E. Smith Commercial Realty L.P. merged into a subsidiary of the Company. Previously, Mr. Smith was Co-Chief Executive Officer and Co-Chairman of the Board of Directors of Charles E. Smith Commercial Realty L.P. from October 1997 until December 2001. Mr. Smith is also a trustee of Archstone-Smith Trust.

Mr. Targan has been the President of Malt Products Corporation of New Jersey (a producer of malt syrup) since 1962. From 1964 until July 2002, Mr. Targan was a member of the law firm of Schechner and Targan, P.A.

The Company is not aware of any family relationships among any trustees or executive officers of the Company or persons nominated or chosen by the Company to become trustees or executive officers except for Mr. Smith and Mr. Kogod who are brothers-in-law.

In connection with the January 1, 2002 merger of Charles E. Smith Commercial Realty L.P. into a subsidiary of the Company, Mr. Roth, Mr. Fascitelli and Interstate, who collectively beneficially own, as of April 16, 2004, 11,895,606 Shares representing 9.5% of the outstanding Shares, entered into an agreement with Mr. Smith, Mr. Kogod and Charles E. Smith Commercial Realty L.L.C. pursuant to which they are obligated to vote all Shares which they own (or over which they exercise voting control) in favor of the election of Mr. Smith and Mr. Kogod (or their permitted designees) to the Board until the earlier to occur of (i) January 1, 2008 or (ii) the date on which, under the terms of the merger agreement for the above merger, none of Mr. Smith, Mr. Kogod or their respective designees is entitled to be nominated for election to the Board. Under the terms of the merger agreement, upon the death of Mr. Smith, the Smith family will no longer have the right to designate a nominee for election to the Board and upon the death of Mr. Kogod, the Kogod family will no longer have the right to designate a nominee for election to the Board. In the event of the deaths of both Mr. Smith and Mr. Kogod, the Smith and Kogod families will have the right, jointly, to appoint one designee approved by the Company to complete any unexpired term and to be nominated for election as a trustee for the remaining period that Mr. Smith and Mr. Kogod would have been entitled to be nomi-

VORNADO REALTY TRUST	2004 PROXY STATEMENT	4

nated for election to the Board. Furthermore, if the members of the Smith family or the Kogod family and their permitted transferees beneficially own less than 75% in number of the Vornado Realty L.P. Class A Units issued to such family in the merger, the Company will no longer be obligated to provide Mr. Smith or Mr. Kogod, respectively, or their designees, the rights described above. Upon the termination of such rights, the obligations of Mr. Roth, Mr. Fascitelli and Interstate under the voting agreement shall terminate.

Messrs. Roth, Wight and Mandelbaum are each general partners of Interstate. Since 1992, Vornado has managed all the operations of Interstate for a fee as described in greater detail under “Certain Relationships and Related Transactions — Certain Other Transactions.”

CORPORATE GOVERNANCE

Since January 1962, the Company has been continuously listed on the NYSE and is subject to the NYSE’s Corporate Governance Rules, as amended in 2003.

In January 2004, the Board of Trustees determined that Messrs. Mandelbaum, Simon, Targan, Dr. West and Mr. Wight are independent under the Corporate Governance Rules of the NYSE. The Board reached its conclusion after considering all applicable relationships between or among such trustees and the Company or management of the Company. Accordingly, five out of nine of the Company’s trustees are independent. These relationships are described in the section of this proxy entitled “Certain Relationships and Related Transactions.”

Among other factors considered by the Board in making its determinations regarding independence was the Board’s determination that these trustees met all the “bright-line” requirements of the NYSE Corporate Governance Rules as well as the categorical standards adopted by the Board in the Company’s Corporate Governance Guidelines. At its January 2004 meeting, the Board of Trustees also adopted the following new or revised committee charters and policies, copies of which are attached to this Proxy Statement as indicated:

• Audit Committee Charter	(Annex A)
• Compensation Committee Charter	(Annex B)
• Corporate Governance and Nominating Committee Charter	(Annex C)
• Corporate Governance Guidelines	(Annex D)
• Code of Business Conduct and Ethics	(Annex E)

The Company has made available on its website (www.vno.com) copies of these charters and policies. We will post any future changes to these charters and policies to the Company’s website and may not otherwise publicly file such changes. Our regular filings with the Securities and Exchange Commission (the “SEC”) and our trustees’ and executive officers’ filings under Section 16(a) of the Securities Exchange Act of 1934 are also available on the website.

VORNADO REALTY TRUST	2004 PROXY STATEMENT	5

COMMITTEES OF THE BOARD OF TRUSTEES

The Board has an Executive Committee, an Audit Committee, a Compensation Committee and a Corporate Governance and Nominating Committee. Other than the Executive Committee, each of committees is comprised solely of independent trustees.

The Board held 12 meetings during 2003. Each trustee attended at least 75% of the combined total of the meetings of the Board and all committees on which he served during 2003.

In addition to full meetings of the Board, non-management independent trustees met at the regularly scheduled quarterly meetings in sessions without members of management present. During these meetings, the independent trustees selected their own presiding member. The Company does not have a policy with regard to trustees’ attendance at Annual Meetings of Shareholders. All of the Company’s trustees were present at the 2003 Annual Meeting of Shareholders. Interested parties may communicate with the non-management trustees by calling (866) 537-4644 or by sending e-mails to vno@openboard.info. This means of contact should not be used for solicitations or communications with the Company of a general nature.

Executive Committee

The Executive Committee possesses and may exercise certain powers of the Board in the management of the business and affairs of the Company, except those reserved to the Board under Maryland law. The Executive Committee consists of five members, Messrs. Roth, Fascitelli, Simon, Smith, and Wight. Mr. Roth is the Chairman of the Executive Committee. The Executive Committee did not meet in 2003.

Audit Committee

The Board has adopted a written Audit Committee Charter, which sets forth the membership requirements of the Audit Committee, among other matters. As required by the Audit Committee Charter, all Audit Committee members meet the NYSE and SEC standards for independence and the NYSE standards for financial literacy. In addition, at least one member of the Audit Committee meets the NYSE standards for financial management expertise. The written Audit Committee Charter is attached as Annex A to this Proxy Statement.

One member of the Audit Committee, Dr. West, serves on the audit committees of more than three public companies. The Board considered the nature of the work Dr. West performs for each of these committees, the relevant time commitments and Dr. West’s other time commitments in reaching the conclusion that Dr. West’s simultaneous service on these audit committees does not impair his ability to serve on the Company’s Audit Committee.

The Audit Committee’s purposes are to: (i) assist the Board in its oversight of (a) the integrity of the Company’s financial statements, (b) the Company’s compliance with legal and regulatory requirements, (c) the independent auditors’ qualifications and independence, and (d) the performance of the independent auditors and the Company’s internal audit function; and (ii) prepare an Audit Committee report as required by the SEC for inclusion in the Company’s annual proxy statement. The function of the Audit Committee is oversight. The management of the Company is responsible for the preparation, presentation and integrity of

VORNADO REALTY TRUST	2004 PROXY STATEMENT	6

the Company’s financial statements and for the effectiveness of internal control over financial reporting. Management is responsible for maintaining appropriate accounting and financial reporting principles and policies and internal controls and procedures that provide for compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for planning and carrying out a proper audit of the Company’s annual financial statements, reviews of the Company’s quarterly financial statements prior to the filing of each Quarterly Report on Form 10-Q, annually auditing management’s assessment of the effectiveness of internal control over financial reporting (commencing the fiscal year ending December 31, 2004) and other procedures. The Audit Committee, which held nine meetings during 2003, consists of three members, Dr. West, and Messrs. Simon and Targan. Dr. West is the Chairman of the Audit Committee. As noted above, Dr. West, and Messrs. Simon and Targan have been determined to be “independent” under the rules of the NYSE and the SEC. Persons interested in contacting our Audit Committee members will find information on how to do so on our website (www.vno.com). This means of contact should not be used for solicitations or communications with the Company of a general nature.

The Board has determined that Dr. West is an “audit committee financial expert,” as defined by SEC Regulation S-K, and thus, has at least one such individual serving on its Audit Committee. The Board reached this conclusion based on his relevant experience, as described above under “Proposal 1: Election of Trustees.”

Compensation Committee

The Compensation Committee is responsible for establishing the terms of the compensation of the executive officers and the granting of awards under the Company’s 2002 Omnibus Share Plan. The Committee, which held three meetings during 2003, consists of two members, Mr. Simon and Dr. West. Mr. Simon is the Chairman of the Compensation Committee. Both members of the Compensation Committee are independent. The Board has adopted a written Compensation Committee Charter which is attached as Annex B to this Proxy Statement.

Corporate Governance and Nominating Committee

In January 2004, the Board formed the Corporate Governance and Nominating Committee and adopted a written charter for this committee. A copy of the charter is attached as Annex C to this Proxy Statement. The members of the Corporate Governance and Nominating Committee are Mr. Wight, who chairs the committee, and Mr. Mandelbaum and Dr. West. Each of the committee members is independent. The committee’s responsibilities include the selection of potential candidates for the Board and the development and annual review of our governance principles. It will also annually review director compensation and benefits, and oversee annual self-evaluations of the Board and its committees. The committee also makes recommendations to the Board concerning the structure and membership of the other Board committees as well as management succession plans. The committee will select and evaluate candidates for the Board in accordance with the criteria set out in the Company’s Corporate Governance Guidelines that are included in Annex D to this Proxy Statement. The committee is then responsible for recommending to the full Board a slate of candidates for trustee positions for the full Board’s approval. Generally, candidates for a position as a member of the Board of Trustees of the Company are suggested by existing Board members, however, the Corporate Governance and Nominating Committee will consider shareowner recommendations for candidates for the Board sent to the Corporate Governance and Nominating Committee, c/o Alan J. Rice, Corporation Counsel, Vornado Realty Trust, 888 Seventh Avenue, New York, New York 10019.

VORNADO REALTY TRUST	2004 PROXY STATEMENT	7

Persons wishing to contact the independent members of the Board should either call (866) 537-4644 or send an e-mail to vno@openboard.info. Each phone call or e-mail sent to this number or address will be sent to one independent member of the Board who sits on the Audit Committee as well as to a member of management who may respond to any such call or e-mail. This means of contact should not be used for solicitations or communications with the Company of a general nature.

PRINCIPAL SECURITY HOLDERS

The following table sets forth the number of Shares and Class A units of limited partnership interest and those other classes of units convertible into Class A units of limited partnership interest (collectively, “Units”) in Vornado Realty L.P., a Delaware limited partnership (the “Operating Partnership”), as of April 16, 2004, beneficially owned by (i) each person who holds more than a 5% interest in the Company or the Operating Partnership (other than the Company), (ii) trustees of the Company, (iii) the executive officers of the Company defined as “Covered Executives” in “Executive Compensation” below, and (iv) the trustees and executive officers of the Company as a group.

		Number of
	Address of	Shares and Units	Percent of	Percent of All
Name of Beneficial Owner	Beneficial Owner	Beneficially Owned (1)(2)	All Shares (1)(2)(3)	Shares and Units (1)(2)(4)

Named Executive Officers and Trustees
Steven Roth (5)(6)(7)(8)	(9)	14,828,865	11.4%	9.9%
David Mandelbaum (5)	(9)	10,761,998	8.6%	7.4%
Russell B. Wight, Jr. (5)(10)	(9)	8,775,500	7.0%	6.0%
Michael D. Fascitelli (7)(8)(11)	(9)	6,910,979	5.3%	4.6%
Robert H. Smith (7)(8)(12)(13)	(9)	3,532,904	2.7%	2.4%
Robert P. Kogod (7)(12)(14)	(9)	3,316,500	2.6%	2.3%
Ronald Targan	(9)	750,000	*	*
David R. Greenbaum (7)(8)(15)	(9)	724,275	*	*
Joseph Macnow (7)(8)(16)	(9)	414,360	*	*
Sandeep Mathrani (7)(8)	(9)	110,441	*	*
Stanley Simon	(9)	75,000	*	*
Richard West (17)	(9)	27,385	*	*
All trustees and executive officers as a group (17 persons) (7)(8)	(9)	34,061,467	23.7%	21.7%
Other Beneficial Owners
Interstate Properties (5)	(9)	7,943,000	6.3%	5.5%
Cohen & Steers Capital Management, Inc. (18)	757 Third Avenue	8,586,451	6.8%	5.9%
	New York, NY 10017
Stichting Pensioenfonds ABP (19)	Oude Lindestraat 70	7,463,800	5.9%	5.1%
	Postbus 2889
	6401 DL Heerlen
	The Netherlands

* Less than 1%.

VORNADO REALTY TRUST	2004 PROXY STATEMENT	8

2004 PROXY STATEMENT

(1)	Unless otherwise indicated, each person is the direct owner of, and has sole voting power and sole investment power with respect to, such Shares and Units. Numbers and percentages in the table are based on 125,631,506 Shares and 19,753,572 Units (other than Units held by the Company) outstanding as of April 16, 2004.
(2)	In April 1997, the Company transferred substantially all of its assets to the Operating Partnership. As a result, the Company conducts its business through, and substantially all of its interests in properties are held by, the Operating Partnership. The Company is the sole general partner of, and owned approximately 86.4% of the common limited partnership interest in, the Operating Partnership as of April 16, 2004. At any time after one year from the date of issuance (or two years in the case of certain holders), holders of Class A units of limited partnership interest (other than the Company) have the right to have their Class A units redeemed in whole or in part by the Operating Partnership for cash equal to the fair market value, at the time of redemption, of one Share for each Class A unit redeemed or, at the option of the Company, one Share for each Class A unit tendered, subject to customary anti-dilution provisions (the “Unit Redemption Right”). Holders of Class A units may be able to sell publicly Shares received upon the exercise of their Unit Redemption Right pursuant to registration rights agreements with the Company or otherwise. The Company has filed registration statements with the SEC to register certain of the Shares issuable upon the exercise of the Unit Redemption Right.
(3)	The total number of Shares outstanding used in calculating this percentage assumes that all Shares that each person has the right to acquire within 60 days pursuant to the exercise of options or upon the redemption of Units or conversion of Series A preferred shares of beneficial interest for Shares are deemed to be outstanding, but are not deemed to be outstanding for the purpose of computing the ownership percentage of any other person.
(4)	The total number of Shares and Units outstanding used in calculating this percentage assumes that all Shares and Units that each person has the right to acquire within 60 days pursuant to the exercise of options or upon the conversion of Series A preferred shares of beneficial interest for Shares are deemed to be outstanding, but are not deemed to be outstanding for the purpose of computing the ownership percentage of any other person.
(5)	Interstate, a partnership of which Messrs. Roth, Mandelbaum and Wight are the three general partners, owns 7,943,000 Shares. These Shares are included in the total Shares and the percentage of class for each of them and for Interstate. Messrs. Roth, Mandelbaum and Wight share voting power and investment power with respect to these Shares.
(6)	Includes 32,400 Shares owned by the Daryl and Steven Roth Foundation, over which Mr. Roth holds sole voting power and sole investment power. Does not include 36,000 Shares owned by Mr. Roth’s wife, as to which Mr. Roth disclaims any beneficial interest.
(7)	The number of Shares beneficially owned by the following persons includes the number of Shares indicated due to the vesting of options: Steven Roth — 4,527,865; Michael D. Fascitelli — 5,316,373; Robert H. Smith — 67,298; Robert P. Kogod — 192,521; David R. Greenbaum — 388,101; Joseph Macnow — 177,970; Sandeep Mathrani — 74,264; and all trustees and executive officers as a group — 11,353,703.
(8)	The number of Shares beneficially owned by the following persons includes the number of shares of restricted stock indicated: Steven Roth — 53,100; Michael D. Fascitelli — 42,500; Robert H. Smith — 14,500; David R. Greenbaum — 11,000; Joseph Macnow — 8,490; Sandeep Mathrani — 32,598 (including 23,798 deferred stock units); and all trustees and executive officers as a group — 254,285 (including 53,427 deferred stock units).
(9)	The address of such person(s) is c/o Vornado Realty Trust, 888 Seventh Avenue, New York, New York 10019.

VORNADO REALTY TRUST	2004 PROXY STATEMENT	9

(10)	Includes 61,800 Shares owned by the Wight Foundation, over which Mr. Wight holds sole voting power and sole investment power. Does not include 2,000 Shares owned by Mr. Wight’s children and 15,000 Shares owned by Mr. Wight’s wife. Mr. Wight disclaims any beneficial interest in these Shares.
(11)	The number of Shares beneficially owned by Mr. Fascitelli includes 1,546,106 vested Shares underlying awards of convertible units. See “Employment Contracts — Michael D. Fascitelli.”
(12)	Includes 1,076,618 Units as to which Mr. Kogod and Mr. Smith share investment power with their wives. Includes 34,717 units as to which Mr. Kogod and Mr. Smith share investment power with their wives and other persons. Includes 5,930 Units as to which Mr. Kogod and Mr. Smith share investment power.
(13)	Does not include 325,713 Units owned by Mr. Smith’s wife and/or children. Mr. Smith disclaims any beneficial interest in these Units. Includes 1,240,709 Units as to which Mr. Smith shares investment power with his wife and/or children.
(14)	Does not include 150,000 Shares and 130,952 Units owned by Mr. Kogod’s wife. Mr. Kogod disclaims any beneficial interest in these Shares and Units. Includes 1,060,532 Units as to which Mr. Kogod shares investment power with his wife and/or children.
(15)	Includes 47,948 Units as to which Mr. Greenbaum shares investment power with his wife. Does not include 16,909 Units owned by his wife or 78,060 Units owned by his children; Mr. Greenbaum disclaims any beneficial interest in these Units.
(16)	Mr. Macnow and his wife own 226,700 of these Shares jointly.
(17)	Dr. West and his wife own 3,000 of these Shares jointly. Also included are 1,385 Shares into which 1,000 Series A preferred shares of beneficial interest owned by Dr. West are convertible.
(18)	Based on Amendment No. 13 to a Schedule 13G filed on February 17, 2004, Cohen & Steers Capital Management, Inc. has the sole power to vote or to direct the vote of 7,650,851 Shares and has the sole power to dispose or to direct the disposition of 8,586,451 Shares.
(19)	Based on Amendment No. 1 to a Schedule 13G filed February 10, 2004, Stichting Pensioenfonds ABP has the sole power to vote or to direct the vote of, and to dispose or to direct the disposition of, 7,463,800 Shares.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires our trustees and executive officers, and persons who own more than 10% of a registered class of our equity securities, to file with the SEC reports of ownership of, and transactions in, certain classes of our equity securities. Such trustees, executive officers and 10% shareholders are also required to furnish us with copies of all Section 16(a) reports they file.

Based solely on a review of the Forms 3, 4 and 5, and any amendments thereto, furnished to us, and on written representations from certain reporting persons, we believe that the only filing deficiencies under Section 16(a) by our trustees, executive officers and 10% shareholders in the year ended December 31, 2003 are as follows:

(a)	three late filings by Robert P. Kogod with respect to three transactions;
(b)	four late filings by Robert H. Smith with respect to four transactions;

VORNADO REALTY TRUST	2004 PROXY STATEMENT	10

(c)	one late filing by Wendy Silverstein, an executive officer, with respect to five transactions;
(d)	one late filing by Mitchell N. Schear, an executive officer, with respect to one transaction; and
(e)	one late filing with respect to one transaction by Paul F. Larner, who resigned from his position as Executive Vice President and Chief Administrative Officer of the Company in 2003.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

The Compensation Committee of the Board, composed of the undersigned independent trustees, is responsible for establishing the terms of the compensation of the Company’s executive officers and the granting of awards under the Company’s 2002 Omnibus Share Plan.

The Compensation Committee seeks to attract, motivate and retain the Company’s executive officers, including the Chief Executive Officer, through competitive compensation arrangements that provide strong financial incentives for the executive officers to maximize shareholder value. The Compensation Committee reviews executive compensation annually to ensure that the arrangements remain competitive and reflect the Company’s performance. Certain of the Company’s executive officers have employment agreements that provide for a minimum base salary and other compensation arrangements. See “Employment Contracts” below for a summary of the terms of certain of these agreements. Employment agreements are reviewed and approved by the Compensation Committee prior to their execution. The Chief Executive Officer does not have an employment agreement with the Company.

Compensation generally has three primary components: base salary, incentive bonus and long-term equity compensation.

Base Salaries

Base salaries for executive officers, including the Chief Executive Officer, are based on (i) the responsibilities of the position, (ii) the individual’s performance and perceived ability to influence the Company’s financial performance in the short and long-term and (iii) an evaluation of salaries for similar positions in companies of similar size, complexity and businesses as the Company.

Incentive Bonuses

Incentive bonuses are structured to further motivate executive officers, including the Chief Executive Officer, by establishing a relationship between the bonuses and the performance of the Company and the executive officer. Bonuses are typically determined based on (i) specific objective measures of the Company’s performance such as funds from operations and total shareholder return, (ii) specific objective measures of the individual’s performance such as the ability to meet established financial budgets and (iii) subjective measures of performance such as positioning the Company for short and long-term growth through acquisitions, development and leasing activities.

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Long-term Equity Compensation

The Compensation Committee believes that the interests of the Company’s shareholders and executive officers, including the Chief Executive Officer, will be aligned if executive officers are given the opportunity to own the Company’s Shares through substantial option and restricted share awards that are granted on a fixed share basis without adjusting the number of shares granted to offset changes in the Company’s stock price. The Compensation Committee bases these awards on the same criteria used to determine base salary. These awards are a significant part of executive officer compensation packages and are granted annually.

Chief Executive Officer’s Compensation

Mr. Roth’s base salary of $1,000,000 was established in March 2001. The Compensation Committee believes that Mr. Roth’s base salary is consistent with the base salaries of other chief executive officers of companies of similar size and complexity.

Mr. Roth’s incentive bonus for 2003 was $1,000,000. He also received 23,100 restricted shares in February 2004. The incentive bonus amount and restricted share award were based on an evaluation of those factors previously described and were set by the Compensation Committee. Mr. Roth’s total compensation in 2003 was $3,356,000. This compares to total compensation in 2002 of $3,170,000. His 11% increase in cash compensation in 2003 reflects his and the Company’s performance in 2003, measured both objectively and subjectively, and the Company’s strategic growth position at December 31, 2003.

Policy Regarding Section 162(m)

Section 162(m) of the Internal Revenue Code, which was adopted in 1993, provides that, in general, publicly traded companies may not deduct, in any taxable year, compensation in excess of $1,000,000 paid to the company’s chief executive officer and four other most highly compensated executive officers as of the end of any fiscal year which is not “performance based,” as defined in Section 162(m). The Compensation Committee believes that it is in the best interests of the Company and its shareholders to comply with the limitations of Section 162(m) of the Code to the extent practicable and consistent with retaining, attracting and motivating the Company’s executive officers. Accordingly, to maintain flexibility in compensating executive officers in a manner designed to promote the goals of the Company and its shareholders, the Compensation Committee has not adopted a policy that all executive compensation must be deductible. The deferred payments made to Mr. Fascitelli pursuant to his employment agreements and certain other compensation to the Company’s Chief Executive Officer and four other most highly compensated executive officers do not meet the requirements of Section 162(m) and will thus be subject to the $1,000,000 limitation when paid.

STANLEY SIMON DR. RICHARD R. WEST

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PERFORMANCE GRAPH

The following graph compares the performance of the Company’s Shares with the performance of the Standard & Poor’s 500 Index (the “S&P 500 Index”) and the National Association of Real Estate Investment Trusts (“NAREIT”) All Equity Index (excluding health care real estate investment trusts), a peer group index. The graph assumes that $100 was invested on December 31, 1998 in each of the Shares, the S&P 500 Index and the NAREIT All Equity Index and that all dividends were reinvested without the payment of any commissions. THERE CAN BE NO ASSURANCE THAT THE PERFORMANCE OF THE COMPANY’S SHARES WILL CONTINUE IN LINE WITH THE SAME OR SIMILAR TRENDS DEPICTED IN THE GRAPH BELOW.

	1998	1999	2000	2001	2002	2003

Vornado Realty Trust	100	102	127	147	141	223
S&P 500 Index	100	121	110	97	76	97
The NAREIT All Equity Index (1)	100	95	121	137	143	196

(1)	Excluding health care real estate investment trusts.

VORNADO REALTY TRUST	2004 PROXY STATEMENT	13

EXECUTIVE COMPENSATION

The following table sets forth the compensation for the Company’s Chief Executive Officer and the four other most highly compensated executive officers in 2003 and for each of the past two fiscal years (“Covered Executives”).

SUMMARY COMPENSATION TABLE

					Long-Term Compensation
		Annual Compensation			Awards

				Other
				Annual	Restricted	Securities	All Other
				Compen-	Share	Underlying	Compen-
Name and		Salary	Bonus	sation (1)(2)	Award (3)	Options (4)	sation (5)
Principal Position	Year	($)	($)	($)	($)	(#)	($)

Steven Roth	2003	1,000,000	1,000,000	—	1,293,600	—	62,522
Chairman and Chief	2002	1,000,000	800,000	—	1,291,875	—	77,680
Executive Officer	2001	1,000,000	550,000	1,500,000	—	750,000	80,641
Michael D. Fascitelli	2003	1,000,000	900,000	—	1,036,000	—	19,341
President	2002	1,000,000	700,000	—	26,033,500(6)	—	8,906
	2001	1,000,000	550,000	1,500,000	—	750,000	10,799
David R. Greenbaum	2003	540,000	400,000	—	280,000	—	34,163
President — New York	2002	525,000	350,000	—	258,375	—	32,382
Office Division	2001	525,000	350,000	350,000	—	125,000	30,316
Sandeep Mathrani	2003	515,000	450,000	4,809	224,000	—	12,792
Executive Vice President —	2002	425,283	250,000	16,875	1,206,700	225,000	7,892
Retail Division (7)	2001	—	—	—	—	—	—
Joseph Macnow	2003	535,000	250,001	—	206,640	—	92,187
Executive Vice	2002	520,000	200,000	—	206,700	—	90,158
President — Finance and Administration and Chief Financial Officer	2001	520,000	150,000	350,000	—	100,000	88,043

(1)	The amounts paid in 2001 represent one-time awards that were granted pursuant to the Park Laurel Joint Venture’s incentive compensation plan. The Park Laurel Joint Venture, of which the Company owns a 69% interest through a wholly owned taxable REIT subsidiary, was formed in 1997 to develop and sell residential condominiums at a property in Manhattan. In its 2001 consolidated financial statements, the Company recorded a pre-tax gain of $22,736,000 which is after a charge of $5,779,000 ($3,953,000 after tax benefit) for awards paid under the joint venture’s incentive compensation plan to 15 employees of the Company including those noted above.
(2)	The amounts paid to Mr. Mathrani in 2003 and 2002 represent the excess of the dividend equivalent payments on the vested portion of 23,798 deferred stock units granted to Mr. Mathrani over the payments that would have been made had the dividend equivalent payments on the vested units been based on the Company’s dividend on Shares. As described under “Employment Contracts — Sandeep Mathrani,” Mr. Mathrani is entitled to minimum dividend equivalent payments on the vested units of $22,500 per year.

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(3)	Dividends are paid on both the vested and unvested portion of these restricted share or deferred stock unit awards, except for Mr. Mathrani’s award of 23,798 deferred stock units, as further described below under “Employment Contracts.” On February 6, 2004, the Covered Executives were awarded the following numbers of restricted shares for the 2003 compensation year: Steven Roth — 23,100; Michael D. Fascitelli — 18,500; David R. Greenbaum — 5,000; Sandeep Mathrani — 4,000; and Joseph Macnow — 3,690. The restricted shares vest ratably over five years with 20% of the restricted shares becoming vested on each anniversary of the award date. In 2002, Mr. Fascitelli was awarded 626,566 convertible units (see note 6 below), all of which have vested. In 2002, Mr. Mathrani was awarded 23,798 deferred stock units, of which 15,866 have vested. The remaining 7,932 units will vest on March 4, 2005, the date on which all of the 23,798 units are payable. See “Employment Contracts — Sandeep Mathrani.” The total numbers of restricted shares (including shares underlying deferred stock units) held by the Covered Executives as of December 31, 2003 are as follows (with the value of the restricted shares held in parentheses based on the closing price for the Company’s Shares on the NYSE at December 31, 2003): Steven Roth — 37,500 ($2,053,000); Michael D. Fascitelli — 1,576,106 ($86,292,000); David R. Greenbaum — 7,500 ($411,000); Sandeep Mathrani — 29,798 ($1,631,000); and Joseph Macnow — 6,000 ($329,000). The restricted shares granted on February 6, 2004 are not included in the restricted shares held by Covered Executives as of December 31, 2003 as such awards were made subsequent to December 31, 2003.
(4)	Options are exercisable 34% one year after grant, and 33% after each of the following two one-year periods.
(5)	Represents annual amounts of (i) employer-paid contributions to the Company’s 401(k) retirement plan and (ii) Company-paid whole life insurance premiums. Employer contributions to the Company’s 401(k) retirement plan become fully vested after the completion of five years of eligible service. The whole life insurance policies provide coverage in an amount equal to the excess of the amount covered under the Company’s non-discriminatory group term life insurance plan for all full-time employees (i.e., two times salary) over the benefit cap imposed by the term insurance carrier.
(6)	The amount for Mr. Fascitelli includes $25,000,000 representing a payment of 626,566 convertible units, the receipt of which has been deferred until December 31, 2006, subject to the terms of Mr. Fascitelli’s 2002 Unit Agreement, as amended. Each unit represents one Share. These 626,566 convertible units vested on December 31, 2002. Accordingly, 626,566 Shares are being held in an irrevocable trust for the benefit of Mr. Fascitelli. See “Employment Contracts — Michael D. Fascitelli.”
(7)	Mr. Mathrani’s employment with the Company commenced on March 25, 2002.

VORNADO REALTY TRUST	2004 PROXY STATEMENT	15

The following table summarizes all exercises of options during 2003 and the number and value of options held at December 31, 2003 by the Covered Executives.

AGGREGATED OPTION EXERCISES IN 2003 AND FISCAL YEAR END OPTION VALUES

			Number of
			Securities Underlying	Value of Unexercised
	Shares		Unexercised Options	In-The-Money Options
	Acquired	Value	at 12/31/03	at 12/31/03
	on	Realized	Exercisable/Unexercisable	Exercisable/Unexercisable
Name	Exercise (#)	($)	(#)	($)

Steven Roth	—	—	4,267,357/495,014	75,192,000/6,248,000
Michael D. Fascitelli	1,370,000	42,002,000	5,053,600/495,014	134,231,000/6,248,000
David R. Greenbaum	770,000	17,858,000	345,729/82,514	5,239,000/1,042,000
Sandeep Mathrani	76,500	647,000	0/148,514	0/1,891,000
Joseph Macnow	339,967	7,453,000	144,452/66,014	1,645,000/834,000

EMPLOYEE RETIREMENT PLAN

Effective December 31, 1997, the Company froze the employee retirement plan which provided retirement benefits to full-time employees of the Company. Benefits under the plan vested upon the completion of five years of service for all eligible employees. However, employees do not earn any additional benefits after December 31, 1997. In addition, no new participants are eligible to enter the frozen plan. Annual retirement benefits are equal to 1% of the participant’s base salary for each year of service. However, the portion of retirement benefits payable for service prior to plan participation is equal to 1% of the participant’s base salary as of December 31 of the year before the participant began to participate in the plan for each year of the participant’s past service.

The amounts shown below are the estimated annual benefits (payable in the form of a life annuity) for each of the Covered Executives who is a participant in the plan payable upon normal retirement at age 65. The estimated annual benefit payable at age 65 to Mr. Roth is $45,000; and to Mr. Macnow, $29,000.

EMPLOYMENT CONTRACTS

Michael D. Fascitelli

Effective January 1, 2002, the Company extended the original, 1996 employment agreement with Mr. Fascitelli for a five-year period through December 31, 2006. The 2002 employment agreement provides that, commencing on January 1, 2006, and on each January 1 thereafter, the employment term will automatically be extended for one additional year unless either the Company or Mr. Fascitelli gives written notice not to extend the agreement three months before such date. The 2002 employment agreement provides for an annual base salary of not less than $1,000,000. In addition to his annual salary, he will be entitled to a deferred payment consisting of 626,566 convertible units on December 31, 2006, with each unit representing one Share. Accordingly, 626,566 Shares are being held in an irrevocable trust for the benefit of Mr. Fascitelli. The 626,566 Shares vested in December 2002. In addition, under Mr. Fascitelli’s original employment agreement with the Company, entered into in

VORNADO REALTY TRUST	2004 PROXY STATEMENT	16

1996, Mr. Fascitelli received a $20,000,000 convertible obligation payable in 919,540 shares which are being held in an irrevocable trust for the benefit of Mr. Fascitelli and for which the conversion date has been extended to November 2004. Mr. Fascitelli may also borrow up to $20,000,000 from the Company during the term of his 2002 employment agreement reduced by the amount of his outstanding loans under his 1996 employment agreement, which was $8,600,000 (which amount is payable in 2006). The loans will bear interest at the applicable federal rate and will mature on the fifth anniversary of the date each loan is made. Payment of the additional loans and the outstanding $8,600,000 may be accelerated by the Company to the extent that the aggregate principal amount of such loans exceeds 50% of the sum of (i) the value of the 1,546,106 Shares payable to Mr. Fascitelli under his original and current employment agreements and (ii) the amount by which the value of the Shares subject to options granted to Mr. Fascitelli by the Company exceeds the aggregate exercise price of such options. In accordance with the terms of his employment agreement, Mr. Fascitelli has also been given the use of a Company automobile.

The 2002 employment agreement also provides that if his employment is terminated by the Company without cause or by him for good reason (as defined in the agreement to include, among other things, a change in his responsibilities, change in control of the Company, relocation of the Company’s principal executive offices or the failure of the Company to comply with the terms of the agreement), (i) payment of his base salary shall continue for three years, offset in the second and third years for compensation received or deferred for services to any other employer, (ii) payment of the 919,540 and 626,566 vested Shares payable to him shall be made and (iii) benefits to him and his family shall continue for three years. The agreement further provides that if his employment is terminated by him without good reason or by the Company for cause (as defined in the agreement to include conviction of, or plea of guilty or nolo contendere to, a felony, failure to perform his duties or willful misconduct), payment of salary will cease but payment of the 919,540 and 626,566 Shares payable to him shall nonetheless be made.

In February 2004, Mr. Fascitelli was granted 18,500 restricted shares of the Company for the 2003 compensation year that vest over a five-year period.

David R. Greenbaum

Mr. Greenbaum has an employment agreement that commenced on April 15, 1997 pursuant to which he serves as President of the New York Office Division of the Company. The employment agreement provides that, commencing on April 30, 2000, and on each April 30 thereafter, the employment term shall automatically be extended for one additional year unless either the Company or Mr. Greenbaum gives written notice not to extend the agreement 90 days before such date. The employment agreement provides that Mr. Greenbaum’s base salary shall not be reduced during the term of the agreement. In February 2004, Mr. Greenbaum’s annual base salary was increased to $575,000. Mr. Greenbaum’s employment agreement provides that he will be entitled to participate at a level commensurate with his position in any equity and/or incentive compensation with respect to senior executives of the Company. In February 2004, Mr. Greenbaum was granted 5,000 restricted shares of the Company for the 2003 compensation year that vests over a five-year period. In accordance with the terms of his employment agreement, he has also been given the use of a Company automobile.

The agreement also provides that if Mr. Greenbaum’s employment is terminated by the Company without cause or by him for good reason (as defined in the agreement to include, among other things, a change in his responsibilities, change in control

VORNADO REALTY TRUST	2004 PROXY STATEMENT	17

of the Company, relocation of the New York Office Division’s principal executive offices or the failure of the Company to comply with the terms of the agreement), Mr. Greenbaum will receive (a) a lump sum payment of three times the sum of (i) his annual base compensation and (ii) the average of the annual bonuses earned by him in the two fiscal years ending immediately prior to his termination and (b) continued provision of benefits to him and his family for three years. The agreement further provides that if his employment is terminated by him without good reason or by the Company for cause (as defined in the agreement to include conviction of, or plea of guilty or nolo contendere to, a felony, failure to perform his duties or willful misconduct), payment of salary will cease.

Sandeep Mathrani

Mr. Mathrani has an employment agreement that commenced on March 25, 2002 pursuant to which he serves as Executive Vice President — Retail Division of the Company. The employment agreement provides that, commencing on March 25, 2005, and on each March 25 thereafter, the employment term shall automatically be extended for one additional year unless either the Company or Mr. Mathrani gives written notice not to extend the agreement three months before such date. The employment agreement provides for an annual base salary of not less than $500,000. In February 2004, Mr. Mathrani’s annual base salary was increased to $550,000. Mr. Mathrani is eligible for grants of options on the same basis as other executive officers of comparable seniority. In February 2004, Mr. Mathrani was granted 4,000 restricted shares of the Company for the 2003 compensation year that vest over a five-year period. In accordance with the terms of his employment agreement, he has also been given the use of a Company automobile.

In connection with Mr. Mathrani’s employment agreement, the Company awarded him 23,798 deferred stock units pursuant to a deferred stock agreement dated March 4, 2002. Under this agreement, Mr. Mathrani’s deferred stock units vest over a three-year period and he is entitled to dividend equivalent payments with regard to each vested unit but in no case less than $22,500 per year. At March 31, 2004, Mr. Mathrani had a loan outstanding of $500,000 pursuant to his employment agreement. The loan matures in March 2005, bears interest at 4.5% (based on the applicable federal rate) and is secured by the 23,798 deferred stock units. The maturity will be extended if Mr. Mathrani’s employment is extended in accordance with his employment agreement. Mr. Mathrani was also eligible to borrow the lesser of $1,000,000 or 50% of the appraised value of his primary residence at the applicable federal rate. He had borrowed $1,000,000 under this loan provision; the loan was fully repaid during 2003.

Mr. Mathrani’s employment agreement also provides that if his employment is terminated by the Company without cause or by him due to a material breach of the agreement by the Company (a material breach is any failure by the Company to comply with any material provision of the agreement that is not cured within 30 days of written notice by Mr. Mathrani of non-compliance), Mr. Mathrani will immediately vest in any stock options and restricted shares granted to him by the Company. In addition, Mr. Mathrani will receive a lump sum payment equal to (i) his annual base compensation plus (ii) the average of the annual bonuses earned by him in the two fiscal years ending immediately prior to his termination. The agreement further provides that if his employment is terminated by him without good reason or by the Company for cause (as defined in the agreement to include conviction of, or plea of guilty or nolo contendere to, a felony, failure to perform his duties or willful misconduct), payment of salary will cease.

VORNADO REALTY TRUST	2004 PROXY STATEMENT	18

Joseph Macnow

Mr. Macnow has an employment agreement pursuant to which he serves as Executive Vice President — Finance and Administration and Chief Financial Officer. The employment agreement provides that, commencing on December 31, 2003, and on each December 31 thereafter, the employment term shall automatically be extended for one additional year unless either the Company or Mr. Macnow gives written notice not to extend the agreement 90 days before such date. The employment agreement provides for an annual base salary of not less than $520,000, subject to increases by a factor equal to 125% of the percentage increase in the prior year’s consumer price index. In February 2004, Mr. Macnow’s annual base salary was increased to $550,000. Mr. Macnow’s employment agreement provides that the Company will grant Mr. Macnow options to purchase 75,000 Shares during each of the years of his period of employment at a purchase price equal to the fair market value of the Shares on the dates the options are granted, at the discretion of the Compensation Committee of the Board. In January 2001, Mr. Macnow’s employment agreement was amended to provide that the Company will grant him 75,000 options in those years that the Company also grants options to its Executive Vice Presidents. In February 2004, Mr. Macnow was granted 3,690 restricted shares of the Company for the 2003 compensation year that vest over a five-year period. In accordance with the terms of his employment agreement, he has also been given the use of a Company automobile.

The agreement also provides that if Mr. Macnow’s employment is terminated by the Company without cause or by him for good reason (as defined in the agreement to include, among other things, a change in his responsibilities, change in control of the Company, relocation of the Company’s principal executive offices or the failure of the Company to comply with the terms of the agreement), he will receive: (a) a lump sum payment of three times the sum of (i) his annual base compensation and (ii) the average of the annual bonuses earned by him in the two fiscal years ending immediately prior to his termination; (b) immediate vesting in any stock options granted to him by the Company; and (c) continued provision of benefits to him and his family for three years. The agreement further provides that if Mr. Macnow’s employment is terminated by him without good reason or by the Company for cause (as defined in the agreement to include conviction of, or plea of guilty or nolo contendere to, a felony, failure to perform his duties or willful misconduct), payment of salary will cease.

COMPENSATION OF TRUSTEES

Trustees who are not compensated as officers of the Company receive an annual retainer and additional meeting fees for each Board or Committee meeting attended. Messrs. Roth, Fascitelli and Smith received no compensation for their service as trustees. The annual retainers for non-management trustees are: Dr. West — $100,000; Mr. Simon and Mr. Targan — $75,000 each; and Messrs. Kogod, Mandelbaum and Wight — $50,000 each. In addition, non-management trustees receive a meeting fee of $1,000 for all Board and Committee meetings attended. Messrs. Simon, Targan and Dr. West’s annual retainers are reflective of their chairmanship of or membership on the Audit Committee.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The Compensation Committee, consisting of Mr. Simon and Dr. West, grants awards under the Company’s 2002 Omnibus Share Plan and makes all other executive compensation determinations. Messrs. Roth, Fascitelli and Smith are the only offi-

VORNADO REALTY TRUST	2004 PROXY STATEMENT	19

cers or employees of the Company who are also members of the Board. There are no interlocking relationships involving the Company’s Board that require disclosure under the executive compensation rules of the SEC.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Transactions Involving Vornado Operating

In October 1998, Vornado Operating was spun off from the Company in order to own assets and conduct activities that, in order to maintain its REIT status, the Company could not itself own and conduct. The Company and Vornado Operating are parties to certain other agreements described below.

The Company granted Vornado Operating a $75,000,000 unsecured credit facility (the “Revolving Credit Agreement”) which expires on December 31, 2004. Borrowings under the Revolving Credit Agreement bear interest at LIBOR plus 3% (4.09% at March 31, 2004). The Company receives a commitment fee equal to 1% per annum on the average daily unused portion of the facility. No amortization is required to be paid under the Revolving Credit Agreement during this term. The Revolving Credit Agreement prohibits Vornado Operating from incurring indebtedness to third parties (other than certain purchase money debt and certain other exceptions) and prohibits Vornado Operating from paying dividends. Since January 2002, the Company has not recognized interest income on the debt under this facility. Accordingly, the balance owed as at March 31, 2004 of $25,784,000 is $3,795,000 greater than the Company’s carrying value. The largest outstanding balance under the Revolving Credit Agreement during the last fiscal year was $25,394,000.

The Company and Vornado Operating are parties to an agreement (the “Vornado Agreement”) pursuant to which, among other things, (a) the Company will under certain circumstances offer Vornado Operating an opportunity to become the lessee of certain real property owned now or in the future by the Company (under mutually satisfactory lease terms) and (b) Vornado Operating will not make any real estate investment or other REIT-qualified investment unless it first offers the Company the opportunity to make such investment and the Company has rejected that opportunity.

Under the Vornado Agreement, the Company provides Vornado Operating with certain administrative, corporate, accounting, financial, insurance, legal, tax, data processing, human resources and operational services. Also, the Company makes available to Vornado Operating at the Company’s offices, space for Vornado Operating’s principal corporate office. For these services, Vornado Operating compensates the Company in an amount determined in good faith by the Company as the amount an unaffiliated third-party would charge Vornado Operating for comparable services and reimburses the Company for certain costs incurred and paid to third parties on behalf of Vornado Operating. For such services, Vornado Operating paid $330,000 for the year ended December 31, 2003.

Vornado Operating and the Company each have the right to terminate the Vornado Agreement if the other party is in material default of the Vornado Agreement or upon 90 days’ written notice to the other party at any time after December 31, 2003. In addition, the Company has the right to terminate the Vornado Agreement upon a change in control of Vornado Operating.

VORNADO REALTY TRUST	2004 PROXY STATEMENT	20

2004 PROXY STATEMENT

Messrs. Roth and Fascitelli, Dr. West and Mr. Wight are directors of Vornado Operating. Mr. Roth is the Chairman of the Board and Chief Executive Officer of the Company and of Vornado Operating, Mr. Fascitelli is the President of the Company and of Vornado Operating and certain other members of the Company’s senior management hold corresponding positions with Vornado Operating.

Interstate and its three partners — Steven Roth, David Mandelbaum (a trustee of the Company) and Russell B. Wight, Jr. — beneficially owned, in the aggregate, a 9.9% limited partnership interest in Vornado Operating L.P., the limited partnership through which Vornado Operating holds its assets and conducts its business, and 7.9% of the common stock of Vornado Operating as of April 16, 2004.

On March 11, 1999, the Vornado Crescent Portland Partnership (the “Landlord”), a general partnership 60% owned by the Company and 40% owned by Crescent Real Estate Equities Company (“Crescent”), sold all of the non-real estate assets of its companies encompassing the operations of the temperature controlled logistics business for approximately $48,723,000 to AmeriCold Logistics, a joint venture 60% owned by Vornado Operating and 40% owned by Crescent Operating, Inc. AmeriCold Logistics leases the underlying temperature controlled logistics warehouses used in its business from the Landlord which continues to own the real estate through its ownership of AmeriCold Realty Trust. The leases, as amended, generally have 15-year terms with two five-year renewal options and provide for the payment of fixed base rent and percentage rent based on revenues AmeriCold Logistics receives from its customers. In accordance with the leases, AmeriCold Logistics deferred payments of $41,811,000 of 2003 rent due to the Landlord, of which the Company’s share is $25,087,000. Based on the Landlord’s policy of recognizing rental income when earned and collection is assured or cash is received, the Landlord did not recognize this rent in the year ended December 31, 2003. At December 31, 2003, AmeriCold Logistics’ total deferred rent payable to the Landlord was $82,394,000 (the largest amount outstanding during 2003 and of which the Company’s share is $49,436,000). On March 2, 2004, AmeriCold Logistics and the Landlord extended the deferred rent period to December 31, 2005 from December 31, 2004.

On December 31, 2002, the Company and Crescent formed a joint venture to acquire the Carthage, Missouri and Kansas City, Kansas quarries from AmeriCold Logistics for $20,000,000 in cash, the appraised value. AmeriCold Logistics entered into a management agreement with the joint venture to manage and operate the quarries. The agreement was for one year and automatically renews for additional one-year periods unless terminated by either party. During the year ended December 31, 2003, AmeriCold Logistics received a management fee of $214,000 from the joint venture for management services provided. On March 28, 2003, the joint venture purchased $6,640,000 of trade receivables from AmeriCold Logistics at a 2% discount, of which the Company’s share was $3,180,000. In the three months ended March 31, 2004, the joint venture purchased $10,200,000 of trade receivables at a 2% discount, of which the Company’s share was $6,000,000. Although the terms and conditions of the purchases were not negotiated at arm’s length, the Company believes that the terms and conditions were fair to the Company.

The Company is the day-to-day liaison to the management of AmeriCold Logistics. AmeriCold Logistics pays the Company an annual management fee of $487,000, which is based on the non-real estate assets sold to AmeriCold Logistics on March 11, 1999. The fee increases by an amount equal to 1% of the cost of new acquisitions, including transaction costs. At March 31,

VORNADO REALTY TRUST	2004 PROXY STATEMENT	21

2004, AmeriCold Logistics owed Vornado $2,340,000 for this fee (the largest amount outstanding during 2003). AmeriCold Logistics provided financial statement preparation, tax and similar services to the Landlord for a fee of $276,000 in 2003.

Transactions Involving Alexander’s

As of April 16, 2004, Interstate and its three general partners — Steven Roth (Chief Executive Officer of the Company and Alexander’s and Chairman of the Board of the Company), David Mandelbaum (a trustee of the Company and a director of Alexander’s) and Russell B. Wight, Jr. (a trustee of the Company and a director of Alexander’s) — owned approximately 11.1% of the Shares of the Company and 27.5% of Alexander’s common stock.

The Company owns 33.0% of the outstanding common stock of Alexander’s. At April 16, 2004, the Company had loans receivable from Alexander’s of $124,000,000 (the largest outstanding balance of the loans during the last fiscal year), including $29,000,000 drawn under a $50,000,000 line of credit granted to Alexander’s on August 1, 2000. The maturity date of the loan and the line of credit is the earlier of January 3, 2006 or the date the Alexander’s Lexington Avenue project construction loan (the “Construction Loan”) is repaid. The current interest rate on the loan and line of credit is 12.48% and resets quarterly using a 9.48% spread to one-year treasuries with a 3% floor for treasuries. Interest on these loans (including a 1% unused commitment fee) during 2003 was $15,633,000.

Alexander’s is managed, and its properties are leased, by the Company pursuant to management, leasing and development agreements with one-year terms, expiring in March of each year, which are automatically renewable. In conjunction with the original closing of the Alexander’s Lexington Avenue Construction Loan on July 3, 2002, these agreements were modified to cover the Lexington Avenue property separately. Further, the management and development agreements with Alexander’s for the Lexington Avenue project were amended to provide for a term lasting until substantial completion of the property with automatic renewals and for the payment of the Lexington Avenue project development fee upon the earlier of January 3, 2006 or the repayment fully of the Construction Loan encumbering the property.

The Company has agreed to guarantee to the construction lender, the lien free, timely completion of the construction of the Lexington Avenue project and funding of project costs in excess of a stated budget, if not funded by Alexander’s (the “Completion Guarantee”). The $6,300,000 estimated fee payable by Alexander’s to the Company for the Completion Guarantee is 1% of construction costs, as defined, and is due at the same time that the development fee is due. This development fee is estimated to be $26,300,000. In addition, if the Company should advance any funds under the Completion Guarantee in excess of the $21,000,000 currently available under the secured line of credit, interest on those advances would be at 15% per annum.

The annual fees payable to the Company by Alexander’s consist of (i) an annual management fee of $3,000,000 plus 3% of the gross income from the Kings Plaza Mall, (ii) a development fee equal to 6% of development costs, as defined, with a minimum guaranteed fee of $750,000 per annum, and (iii) a leasing fee. The leasing fee to the Company is equal to (a) 3% of gross proceeds, as defined, from the sale of an asset and (b) in the event of a lease or sublease of an asset, 3% of lease rent for the first ten years of a lease term, 2% of lease rent for the 11th through the 20th year of a lease term, and 1% of lease rent for the 21st through 30th year of a lease term, subject to the payment of rents by Alexander’s tenants. Such amounts are receivable annually in an amount not to exceed $2,500,000, until the present value of such installments, calculated at a discount rate of

VORNADO REALTY TRUST	2004 PROXY STATEMENT	22

9% per annum, equals the amount that would have been paid had they been paid at the time the transactions which gave rise to the commissions occurred. Pursuant to the leasing agreement, in the event third-party real estate brokers are used, the fees to the Company increase by 1% and the Company is responsible for the fees to the third-party real estate brokers, except in connection with Alexander’s lease with Bloomberg L.P., where the tenant paid the third-party broker directly.

At March 31, 2004, Alexander’s owed the Company (i) $15,890,000 in development fees, (ii) $18,215,000 in leasing fees, (iii) $4,233,000 for the guarantee fee, (iv) $741,000 in interest, and (v) $392,000 in management fees and other costs. The largest amount outstanding during the year ended December 31, 2003 for these fees and other costs was $34,427,000. During the year ended December 31, 2003, Alexander’s incurred $3,635,000 of management fees, $10,292,000 of development and guarantee fees and rent for a development office, and $3,722,000 for leasing and other fees under its agreements with the Company.

Certain Other Transactions

The Company manages and leases the real estate assets of Interstate pursuant to a management agreement for which the Company receives an annual fee equal to 4% of base rent and percentage rent and certain other commissions. The management agreement has a term of one year and is automatically renewable unless terminated by either of the parties on 60 days’ notice at the end of the term. Although the management agreement was not negotiated at arm’s length, the Company believes, based upon comparable fees charged by other real estate companies, that its terms are fair to the Company. For the year ended December 31, 2003, $1,290,000 of management fees were earned by the Company pursuant to the management agreement.

On January 1, 2003, the Company acquired Building Maintenance Service Company (“BMS”), a company which provides cleaning and related services primarily to the Company’s Manhattan office properties, for $13,000,000 in cash from the estate of Bernard Mendik, formerly Co-Chairman of the Board, and certain other individuals, including Mr. Greenbaum. Although the terms and conditions of the acquisition of BMS were not negotiated at arm’s length, the Company believes that the terms and conditions were fair to the Company.

On August 4, 2003, the Company completed the acquisition of 2101 L Street, a 370,000 square foot office building located in Washington, DC. The consideration for the acquisition consisted of approximately 1.1 million newly issued Units (valued at approximately $49,517,000) and the assumption of existing mortgage debt and transaction costs totaling approximately $32,000,000. Mr. Smith and Mr. Kogod, together with family members, owned approximately 24% of the limited partnership that sold the building; Mr. Smith was a general partner. On August 5, 2003, the Company repaid the mortgage of $29,056,000. The building was acquired through an auction process conducted on behalf of the seller by a third-party broker.

On October 7, 2003, the Company exercised an option to acquire a 2.5% interest in the planned redevelopment of Waterfront, a mixed-use property located in Washington, DC, for $2,171,000, of which the Company paid $1,545,000 in cash and issued 12,500 Units valued at $626,000. The partnership units were issued to Mitchell N. Schear, one of the partners in the Waterfront interest and the President of the Company’s Charles E. Smith Commercial Realty division. The Company received the purchase option in connection with its April 9, 2003 acquisition of the Kaempfer Company.

VORNADO REALTY TRUST	2004 PROXY STATEMENT	23

At March 31, 2004, the secured loan due from Mr. Roth arising from his 1992 stock option exercises was $13,123,000 (the largest outstanding balance during the last fiscal year) bearing interest at 4.49% per annum (the applicable federal rate), collateralized by assets with a value of not less than two times the loan amount and maturing in January 2006. Mr. Roth also has the right to draw up to $15,000,000 of additional secured loans on a revolving basis. Each additional loan will bear interest at the applicable federal rate and will mature on the sixth anniversary of the loan.

At March 31, 2004, loans due from Mr. Fascitelli, in accordance with his employment agreement, aggregated $8,600,000 (the largest outstanding balance during the last fiscal year). The loans mature in 2006 and bear interest, payable quarterly, at a rate of 3.97% (based on the applicable federal rate). Payment of the loans may be accelerated by the Company to the extent that the aggregate principal amount of the loans exceeds 50% of the sum of (i) the value of the 1,546,106 Shares payable to Mr. Fascitelli under his employment agreements and (ii) the amount by which the value of the Shares subject to options granted to Mr. Fascitelli by the Company exceeds the aggregate exercise price of such options.

Pursuant to the Company’s annual compensation review in February 2002 with Mr. Macnow, the Compensation Committee approved a $2,000,000 loan (the outstanding balance at March 31, 2004 and the largest outstanding balance during the last fiscal year) to Mr. Macnow, bearing interest at the applicable federal rate of 4.65% per annum and due January 1, 2006. The loan, which was funded on July 23, 2002, was made in conjunction with Mr. Macnow’s June 2002 exercise of options to purchase 225,000 Shares. The loan is collateralized by assets with a value of not less than two times the loan amount.

Mr. Mathrani has a loan outstanding pursuant to his employment agreement totaling $500,000 at March 31, 2004. The largest outstanding balance of loans during the last fiscal year was $1,500,000 (of which Mr. Mathrani repaid $1,000,000 during 2003). The loan matures in March 2005, bears interest at 4.5% (based on the applicable federal rate), is secured by 23,798 deferred stock units and was granted to Mr. Mathrani in accordance with his employment agreement. The maturity will be extended if Mr. Mathrani’s employment is extended in accordance with his employment agreement.

In March 2004, the Company made a $2,000,000 unsecured loan to Melvyn H. Blum, an executive officer (no amounts were outstanding in 2003) in accordance with the requirements of Mr. Blum’s employment agreement entered into in 2000. The loan bears interest at 1.57% (the applicable federal rate) and matures in March 2007.

In the year ended December 31, 2003, the Company paid Mr. Kogod fees of $210,000 for consulting services rendered. The Company expects to pay a similar fee during 2004.

The Company owns convertible preferred securities in Capital Trust, Inc. with a carrying amount of $29,271,000, at March 31, 2004. Mr. Roth is the designated Vornado Realty Trust member of the Board of Directors of Capital Trust, Inc. Mr. Roth has determined not to stand for re-election to the Board of Directors of Capital Trust at its next annual meeting in May 2004.

The Company leases office space to Archstone-Smith Trust and these two companies share the costs of certain office-related services. During the year ended December 31, 2003, the Company recorded rent and fees under these agreements aggregating $3,367,000. Mr. Smith and Mr. Kogod are trustees and shareholders of Archstone-Smith Trust.

VORNADO REALTY TRUST	2004 PROXY STATEMENT	24

REPORT OF THE AUDIT COMMITTEE

The Audit Committee’s purposes are to: (i) assist the Board in its oversight of (a) the integrity of the Company’s financial statements, (b) the Company’s compliance with legal and regulatory requirements, (c) the independent auditors’ qualifications and independence, and (d) the performance of the independent auditors and the Company’s internal audit function; and (ii) prepare an Audit Committee report as required by the SEC for inclusion in the Company’s annual proxy statement. The function of the Audit Committee is oversight. The Board of Trustees, in its business judgment, has determined that all members of the Audit Committee are “independent” as required by the applicable listing standards of the NYSE, as currently in effect, and in accordance with the rules and regulations promulgated by the SEC. The Audit Committee operates pursuant to an Audit Committee Charter that was adopted by the Board in January 2004 in replacement of the Committee’s prior charter. A copy of the current Audit Committee Charter is attached as Annex A to this Proxy Statement.

Management is responsible for the preparation, presentation and integrity of the Company’s financial statements and the effectiveness of internal control over financial reporting, and for maintaining appropriate accounting and financial reporting principles and internal controls and procedures that provide for compliance with accounting standards and applicable laws and regulations. The independent auditors, Deloitte & Touche LLP, are responsible for planning and carrying out a proper audit of the Company’s annual financial statements in accordance with auditing standards generally accepted in the United States of America.

In performing its oversight role, the Audit Committee has reviewed and discussed the audited consolidated financial statements with management and the independent auditors. The Audit Committee has also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as currently in effect. The Audit Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as currently in effect. The Audit Committee has also discussed with the independent auditors their independence. The independent auditors have free access to the Audit Committee to discuss any matters they deem appropriate.

Based on the reports and discussions described in the preceding paragraph, and subject to the limitations on the role and responsibilities of the Audit Committee referred to below and in the Audit Committee Charter in effect during 2003, the Audit Committee recommended to the Board of Trustees that the audited consolidated financial statements be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2003.

Members of the Audit Committee rely without independent verification on the information provided to them and on the representations made by management and the independent auditors. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not assure that the audit of the Company’s consolidated financial statements has been carried out in accordance with auditing

VORNADO REALTY TRUST	2004 PROXY STATEMENT	25

standards generally accepted in the United States of America, that the consolidated financial statements are presented in accordance with accounting principles generally accepted in the United States of America or that Deloitte & Touche LLP is in fact “independent.”

DR. RICHARD R. WEST STANLEY SIMON RONALD P. TARGAN

PROPOSAL 2: RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

Deloitte & Touche LLP has been the Company’s independent auditors since 1976 and the Audit Committee has selected Deloitte & Touche LLP as the Company’s independent auditors for the fiscal year ending December 31, 2004. The selection for 2004 was a result of a process in 2003 and early 2004 by which the Audit Committee and management solicited and received proposals from each of the four largest independent auditing firms: Deloitte & Touche LLP, KPMG LLP, PricewaterhouseCoopers LLP and Ernst & Young LLP. The Audit Committee initiated this process after consultation with management because it determined that there were possible benefits to be considered with regard to a potential change in auditors. This process was not related to the quality of services provided by Deloitte & Touche LLP. After consideration of each of the proposals, the Audit Committee retained Deloitte & Touche LLP as the Company’s independent auditors for 2004. As a matter of good corporate governance, the Audit Committee has chosen to submit its selection to shareholders for ratification. In the event that this selection of auditors is not ratified by a majority of the common shares present or represented by proxy at the annual meeting, the Audit Committee will review its future selection of auditors but will retain all rights of selection.

We expect that representatives of Deloitte & Touche LLP will be present at the Annual Meeting. They will have an opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions.
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Audit Fees

The aggregate fees billed by Deloitte & Touche LLP for the years ended December 31, 2003 and 2002 for professional services rendered for the audits of the Company’s annual consolidated financial statements included in the Company’s Annual Reports on Form 10-K, for the reviews of the consolidated interim financial statements included in the Company’s Quarterly Reports on Form 10-Q and reviews of other filings or registration statements under the Securities Act of 1933 and Securities Exchange Act of 1934 during those fiscal years were $3,001,000 and $2,629,000, respectively.

Audit-Related Fees

The aggregate fees billed by Deloitte & Touche LLP for the years ended December 31, 2003 and 2002 for professional services rendered that are related to the performance of the audits or reviews of the Company’s consolidated financial statements which are not reported above under “Audit Fees” were $2,484,000 and $2,210,000, respectively. “Audit-Related Fees” generally include fees for stand-alone audits of subsidiaries, Sarbanes-Oxley Section 404 implementation assistance and employee benefit plan audits.

Tax Fees

The aggregate fees billed by Deloitte & Touche LLP for the years ended December 31, 2003 and 2002 for professional services rendered for tax compliance, tax advice and tax planning were $237,000 and $185,000, respectively. “Tax Fees” generally include fees for tax consultations regarding return preparation and REIT tax law compliance.

All Other Fees

The aggregate fees billed by Deloitte & Touche LLP for the years ended December 31, 2003 and 2002 for professional services rendered other than those described above under “Audit Fees,” “Audit-Related Fees” and “Tax Fees” were $124,000 and $858,000, respectively. “All Other Fees” generally include fees for consultations relating to systems review and internal audit assistance (2002).

Pre-approval Policies and Procedures

In May 2003, the Audit Committee established the following policies and procedures for approving all professional services rendered by Deloitte & Touche LLP. The Audit Committee generally reviews and approves engagement letters for the services described above under “Audit Fees” before the provision of those services commences. For all other services, the Audit Committee has detailed polices and procedures pursuant to which it has pre-approved the use of Deloitte & Touche LLP for specific services for which the Audit Committee has set an aggregate quarterly limit of $250,000 on the amount of services that Deloitte & Touche LLP can provide to the Company. Any services not specified that exceed the quarterly limit, or which would cause the amount of total services provided by Deloitte & Touche LLP to exceed the quarterly limit, must be approved by the Audit Committee Chairman before the provision of such services commences. The Audit Committee also requires management to provide it with regular quarterly reports of the amount of services provided by Deloitte & Touche LLP. Since the adoption of such policies and procedures, all of such fees were approved by the Audit Committee in accordance therewith.

VORNADO REALTY TRUST	2004 PROXY STATEMENT	27

The Board of Trustees recommends that you vote “FOR” the ratification of the selection of Deloitte & Touche LLP as the Company’s independent auditors for 2004.

INCORPORATION BY REFERENCE

To the extent this Proxy Statement is incorporated by reference into any other filing by the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, the sections entitled “Compensation Committee Report on Executive Compensation,” “Report of the Audit Committee” (to the extent permitted by the rules of the SEC), the charters and policies attached as Annexes A through E (in each case, to the extent permitted by the rules of the SEC), and “Performance Graph” will not be deemed incorporated unless provided otherwise in such filing.

ADDITIONAL MATTERS TO COME BEFORE THE MEETING

The Board does not intend to present any other matter, nor does it have any information that any other matter will be brought before the Annual Meeting. However, if any other matter properly comes before the Annual Meeting, it is the intention of each of the individuals named in the enclosed proxy to vote said proxy in accordance with their discretion on such matters.

PROXY AUTHORIZATION VIA THE INTERNET OR BY TELEPHONE

Provision has been made for shareholders to authorize their proxies via the Internet or by telephone. You may also authorize your proxy by mail. Please see the proxy card accompanying this Proxy Statement for specific instructions on how to authorize your proxy by any of these methods.

Proxies authorized via the Internet or by telephone must be received by 12:00 P.M., New York City time, on May 26, 2004. Authorizing your proxy via the Internet or by telephone will not affect the right to revoke your proxy should you decide to attend the Annual Meeting in person and desire to revoke your proxy.

The Internet and telephone proxy authorization procedures are designed to authenticate shareholders’ identities and to allow shareholders to give their voting instructions and confirm that shareholders’ instructions have been recorded properly. The Company has been advised that the Internet and telephone proxy authorization procedures that have been made available are consistent with the requirements of applicable law. Shareholders authorizing their proxies via the Internet or by telephone should understand that there may be costs associated with voting in these manners, such as charges for Internet access providers and telephone companies that must be borne by the shareholder.

ADVANCE NOTICE FOR SHAREHOLDER NOMINATIONS AND SHAREHOLDER PROPOSALS

The Bylaws of the Company provide that in order for a shareholder to nominate a candidate for election as a trustee at an Annual Meeting of Shareholders or propose business for consideration at such meeting, notice must be given to the

VORNADO REALTY TRUST	2004 PROXY STATEMENT	28

2004 PROXY STATEMENT

Secretary of the Company no more than 120 days nor less than 90 days prior to the first anniversary of the preceding year’s Annual Meeting. As a result, any notice given by or on behalf of a shareholder pursuant to the provisions of our Bylaws must be delivered to the Secretary of the Company at the principal executive office of the Company, 888 Seventh Avenue, New York, New York 10019 between January 27, 2005 and February 26, 2005.

Shareholders interested in presenting a proposal for inclusion in the Proxy Statement for the Company’s Annual Meeting of Shareholders in 2005 may do so by following the procedures in Rule 14a-8 under the Securities Exchange Act of 1934. To be eligible for inclusion, shareholder proposals must be received at the principal executive office of the Company, 888 Seventh Avenue, New York, New York 10019, Attention: Secretary, not later than December 30, 2004.

By Order of the Board of Trustees, Alan J. Rice Acting Corporate Secretary New York, New York April 29, 2004

It is important that proxies be returned promptly. Therefore, shareholders are urged to fill in, sign and return the accompanying proxy in the enclosed envelope unless they authorize their proxies via the Internet or by telephone.

VORNADO REALTY TRUST	2004 PROXY STATEMENT	29

VORNADO REALTY TRUST	ANNEX A

AUDIT COMMITTEE CHARTER

I.	Committee Membership: The Audit Committee of Vornado Realty Trust (the “Trust”) shall be comprised of at least three trustees, each of whom the Board has determined qualified as “independent” under the Corporate Governance Rules of The New York Stock Exchange, Inc. and Rule 10A-3 under the Securities Exchange Act of 1934, as amended. In addition, the Board shall determine that each member of the Audit Committee is “financially literate,” and that one member of the Audit Committee has “accounting or related financial management expertise,” as such qualifications are interpreted by the Board of Trustees in its business judgment, and whether any member of the Audit Committee is an “audit committee financial expert,” as defined by the rules of the Securities and Exchange Commission (the “SEC”). If the Board has determined that a member of the Audit Committee is an audit committee financial expert, it may presume that such member has accounting or related financial management expertise.

No trustee may serve as a member of the Audit Committee if such trustee serves on the audit committees of more than two other public companies unless the Board of Trustees determines that such simultaneous service would not impair the ability of such trustee to effectively serve on the Audit Committee, and discloses this determination in the Trust’s annual proxy statement.

Members shall be appointed by the Board based on nominations recommended by the Trust’s Corporate Governance and Nominating Committee or otherwise by the full Board (including the members of the Corporate Governance and Nominating Committee), and shall serve at the pleasure of the Board and for such term or terms as the Board may determine.

II.	Committee Purposes: The purposes of the Audit Committee are to:

	A.	assist Board oversight of (i) the integrity of the Trust’s financial statements, (ii) the Trust’s compliance with legal and regulatory requirements, (iii) the independent auditors’ qualifications and independence, and (iv) the performance of the independent auditors and the Trust’s internal audit function; and

	B.	prepare an audit committee report as required by the SEC for inclusion in the Trust’s annual proxy statement.

The function of the Audit Committee is oversight. The management of the Trust is responsible for the preparation, presentation and integrity of the Trust’s financial statements and for the effectiveness of internal control over financial reporting. Management is responsible for maintaining appropriate accounting and financial reporting principles and policies and internal controls and procedures that provide for compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for planning and carrying out a proper audit of the Trust’s annual financial statements, reviews of the Trust’s quarterly financial statements prior to the filing of each quarterly report on Form 10-Q, annually auditing management’s assessment of the effectiveness of internal control over financial reporting (commencing the fiscal year ending December 31, 2004) and other procedures. In fulfilling their responsibilities hereunder, it is recognized that members of the Audit Committee

VORNADO REALTY TRUST	2004 PROXY STATEMENT- ANNEX A	A1

are not full-time employees of the Trust and are not, and do not represent themselves to be, performing the functions of auditors or accountants. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures or to set auditor independence standards.

The independent auditors shall submit to the Audit Committee annually a formal written statement (the “Auditors’ Statement”) describing: the auditors’ internal quality-control procedures; any material issues raised by the most recent internal quality-control review or peer review of the auditors, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the auditors, and any steps taken to deal with any such issues; and (to assess the auditors’ independence) all relationships between the independent auditors and the Trust, including each non-audit service provided to the Trust and at least the matters set forth in Independence Standards Board No. 1.

The independent auditors shall submit to the Audit Committee annually a formal written statement of the fees billed in each of the last two fiscal years for each of the following categories of services rendered by the independent auditors: (i) the audit of the Trust’s annual financial statements and the reviews of the financial statements included in the Trust’s Quarterly Reports on Form 10-Q or services that are normally provided by the independent auditors in connection with statutory and regulatory filings or engagements; (ii) assurance and related services not included in clause (i) that are reasonably related to the performance of the audit or review of the Trust’s financial statements, in the aggregate and by each service; (iii) tax compliance, tax advice and tax planning services, in the aggregate and by each service; and (iv) all other products and services rendered by the independent auditors, in the aggregate and by each service.

III.	Committee Duties and Responsibilities: To carry out its purposes, the Audit Committee shall have the following duties and responsibilities:
	A.	with respect to the independent auditors,
		(i)	to be directly responsible for the appointment, compensation, retention and oversight of the work of the independent auditors (including the resolution of disagreements between management and the independent auditors regarding financial reporting), who shall report directly to the Audit Committee;
		(ii)	to be directly responsible for the appointment, compensation, retention and oversight of the work of any other registered public accounting firm engaged for the purpose of preparing or issuing an audit report or to perform audit, review or attestation services, which firm shall also report directly to the Audit Committee;
		(iii)	to pre-approve, or to adopt appropriate procedures to pre-approve, all audit and non-audit services to be provided by the independent auditors;
		(iv)	to ensure that the independent auditors prepare and deliver annually an Auditors’ Statement (it being understood that the independent auditors are responsible for the accuracy and completeness of this Statement), and to discuss with the independent auditors any relationships or services disclosed in this Statement that

VORNADO REALTY TRUST	2004 PROXY STATEMENT- ANNEX A	A2

2004 PROXY STATEMENT - ANNEX A

may impact the quality of audit services or the objectivity and independence of the Trust’s independent auditors;
	(v)	to obtain from the independent auditors in connection with any audit a timely report relating to the Trust’s annual audited financial statements describing all critical accounting policies and practices used, all alternative treatments within generally accepted accounting principles for policies and practices related to material items that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditors, and any material written communications between the independent auditors and management, such as any “management” letter or schedule of unadjusted differences;
	(vi)	to review and evaluate the qualifications, performance and independence of the lead partner of the independent auditors;
	(vii)	to discuss with management the timing and process for implementing the rotation of the lead audit partner, the concurring partner and any other active audit engagement team partner and consider whether there should be a regular rotation of the audit firm itself; and
	(viii)	to take into account the opinions of management and the Trust’s internal auditing function in assessing the independent auditors’ qualifications, performance and independence.
B.	with respect to the internal auditing process,
	(i)	to review the appointment and replacement of the director of the internal auditing function; and
	(ii)	to advise the director of the internal auditing function that he or she is expected to provide to the Audit Committee summaries of and, as appropriate, the significant reports to management prepared by the internal auditing department and management’s responses thereto;
C.	with respect to accounting principles and policies, financial reporting and internal control over financial reporting,
	(i)	to advise management, the internal auditing function and the independent auditors that they are expected to provide to the Audit Committee a timely analysis of significant issues and practices relating to accounting principles and policies, financial reporting and internal control over financial reporting;
	(ii)	to consider any reports or communications (and management’s and/or the internal audit function’s responses thereto) submitted to the Audit Committee by the independent auditors required by or referred to in SAS 61 (as codified by AU Section 380), as it may be modified or supplemented, or other professional standards including reports and communications related to:
• deficiencies, including significant deficiencies or material weaknesses, in internal control identified during the audit or other matters relating to internal control over financial reporting;

VORNADO REALTY TRUST	2004 PROXY STATEMENT- ANNEX A	A3

	•	consideration of fraud in a financial statement audit;
	•	detection of illegal acts;
	•	the independent auditors’ responsibility under generally accepted auditing standards;
	•	any restriction on audit scope;
	•	significant accounting policies;
	•	significant issues discussed with the national office respecting auditing or accounting issues presented by the engagement;
	•	management judgments and accounting estimates;
	•	any accounting adjustments arising from the audit that were noted or proposed by the auditors but were passed (as immaterial or otherwise);
	•	the responsibility of the independent auditors for other information in documents containing audited financial statements;
	•	disagreements with management;
	•	consultation by management with other accountants;
	•	major issues discussed with management prior to retention of the independent auditors;
	•	difficulties encountered with management in performing the audit;
	•	the independent auditors’ judgments about the quality of the entity’s accounting principles;
	•	reviews of interim financial information conducted by the independent auditors; and
	•	the responsibilities, budget and staffing of the Trust’s internal audit function;
(iii)	to meet with management, the independent auditors and, if appropriate, the director of the internal auditing function:
	•	to discuss the scope of the annual audit;
	•	to discuss the annual audited financial statements and quarterly financial statements, including the Trust’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations”;
	•	to discuss any significant matters arising from any audit, including any audit problems or difficulties, whether raised by management, the internal auditing function or the independent auditors, relating to the Trust’s financial statements;
	•	to discuss any difficulties the independent auditors encountered in the course of the audit, including any restrictions on their activities or access to requested information and any significant disagreements with management;
	•	to discuss any “management” or “internal control” letter issued, or proposed to be issued, by the independent auditors to the Trust;
	•	to review the form of opinion the independent auditors propose to render to the Board of Trustees and shareholders; and

VORNADO REALTY TRUST	2004 PROXY STATEMENT- ANNEX A	A4

• to discuss, as appropriate: (a) any major issues regarding accounting principles and financial statement presentations, including any significant changes in the Trust’s selection or application of accounting principles, and major issues as to the adequacy of the Trust’s internal controls and any special audit steps adopted in light of material control deficiencies; (b) analyses prepared by management and/or the independent auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements; and (c) the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Trust;
(iv)	to inquire of the Trust’s chief executive officer and chief financial officer as to the existence of any significant deficiencies or material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Trust’s ability to record, process, summarize and report financial information and as to the existence of any fraud, whether or not material, that involves management or other employees who have a significant role in the Trust’s internal control over financial reporting;
(v)	to discuss guidelines and policies governing the process by which senior management of the Trust and the relevant departments of the Trust assess and manage the Trust’s exposure to risk, and to discuss the Trust’s major financial risk exposures and the steps management has taken to monitor and control such exposures;
(vi)	to obtain from the independent auditors assurance that the audit was conducted in a manner consistent with Section 10A of the Securities Exchange Act of 1934, as amended, which sets forth certain procedures to be followed in any audit of financial statements required under the Securities Exchange Act of 1934;
(vii)	to discuss with the Trust’s corporation counsel any significant legal, compliance or regulatory matters that may have a material effect on the financial statements or the Trust’s business, financial statements or compliance policies, including material notices to or inquiries received from governmental agencies;
(viii)	to discuss and review the type and presentation of information to be included in earnings press releases;
(ix)	to discuss the types of financial information and earnings guidance provided, and the types of presentations made, to analysts and rating agencies;
(x)	to establish procedures for the receipt, retention and treatment of complaints received by the Trust regarding accounting, internal accounting controls or auditing matters, and for the confidential, anonymous submission by Trust employees of concerns regarding questionable accounting or auditing matters;
(xi)	to review and discuss any reports concerning material violations submitted to it by the Trust’s internal counsel or outside counsel pursuant to the SEC attorney professional responsibility rules (17 C.F.R. Part 205), or otherwise; and
(xii)	to establish hiring policies for employees or former employees of the independent auditors;

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	D.	with respect to reporting and recommendations,
		(i)	to prepare any report or other disclosures, including any recommendation of the Audit Committee, required by the rules of the SEC to be included in the Trust’s annual proxy statement;
		(ii)	to prepare and issue the evaluation required under “Performance Evaluation” below; and
		(iii)	to report its activities to the full Board of Trustees on a regular basis and to make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate.
	E	To discharge any other duties or responsibilities delegated to the Audit Committee by the Board of Trustees from time to time.
IV.	Committee Structure and Operations: The Board shall designate one member of the Committee as its chairperson. In the event of a tie vote on any issue, the chairperson’s vote shall decide the issue. The Audit Committee shall meet once every fiscal quarter, or more frequently if circumstances dictate, to discuss with management the annual audited financial statements and quarterly financial statements, as applicable. The Audit Committee should meet separately at least quarterly with management, the director of the internal auditing function and the independent auditors to discuss any matters that the Audit Committee or any of these persons or firms believe should be discussed privately. The Audit Committee may request any officer or employee of the Trust or the Trust’s outside counsel or independent auditors to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee. Members of the Audit Committee may participate in a meeting of the Audit Committee by means of conference call or similar communications equipment by means of which all persons participating in the meeting can hear each other.
V.	Delegation to Subcommittee: The Audit Committee may, in its discretion, delegate all or a portion of its duties and responsibilities to a subcommittee of the Audit Committee. The Audit Committee may, in its discretion, delegate to one or more of its members the authority to pre-approve any audit or non-audit services to be performed by the independent auditors, provided that any such approvals are presented to the Audit Committee at its next scheduled meeting.
VI.	Performance Evaluation: The Audit Committee shall prepare and review with the Board an annual performance evaluation of the Audit Committee, which evaluation shall compare the performance of the Audit Committee with the requirements of this charter. The performance evaluation shall also recommend to the Board any improvements to the Audit Committee’s charter deemed necessary or desirable by the Audit Committee. The performance evaluation by the Audit Committee shall be conducted in such manner as the Audit Committee deems appropriate. The report to the Board may take the form of an oral report by the chairperson of the Audit Committee or any other member of the Audit Committee designated by the Audit Committee to make the report.

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2004 PROXY STATEMENT - ANNEX A

VII.	Resources and Authority of the Audit Committee: The Audit Committee shall have the resources and authority appropriate to discharge its duties and responsibilities, including the authority to select, retain, terminate, and approve the fees and other retention terms of special or independent counsel, accountants or other experts and advisors, as it deems necessary or appropriate, without seeking approval of the Board or management.

The Trust shall provide for appropriate funding, as determined by the Audit Committee, in its capacity as a committee of the Board, for payment of:
	A.	Compensation to the independent auditors and any other public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Trust;
	B.	Compensation of any advisers employed by the Audit Committee; and
	C.	Ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.

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VORNADO REALTY TRUST	ANNEX B

COMPENSATION COMMITTEE CHARTER

Committee Membership

The Compensation Committee (the “Committee”) of the Board of Trustees (the “Board”) of Vornado Realty Trust (the “Trust”) shall consist solely of two or more members of the Board, each of whom the Board has determined is “independent” under the Corporate Governance Rules of The New York Stock Exchange, Inc. At least two members of the Committee should qualify as “Non-Employee Directors” for the purposes of Rule 16b-3 under the Securities Exchange Act of 1934, as amended, as in effect from time to time (“Rule 16b-3”), and as “outside directors” for the purposes of Section 162(m) of the Internal Revenue Code, as in effect from time to time (“Section 162(m)”).

Members shall be appointed by the Board based on nominations recommended by the Trust’s Corporate Governance and Nominating Committee or otherwise by the full Board (including the members of the Corporate Governance and Nominating Committee), and shall serve at the pleasure of the Board and for such term or terms as the Board may determine.

Committee Duties and Responsibilities

The Committee shall have the purpose and direct responsibility to:

1.	Review and approve corporate goals and objectives relevant to the compensation of the Trust’s Chief Executive Officer (the “CEO”), evaluate the CEO’s performance in light of those goals and objectives, and either as a committee or together with the other independent trustees (as directed by the Board), determine and approve the CEO’s compensation level based on this evaluation. In determining the long-term incentive component of CEO compensation, the Committee shall consider, among other factors, the Trust’s performance and relative shareholder return, any applicable employment agreement, the value of similar incentive awards to CEOs at comparable companies, and the awards given to the CEO in past years.
2.	Review and approve the total compensation package for the Trust’s officers at the level of executive vice-president and above, and to review and approve any employment agreement to which the Trust is a party where the total compensation under the agreement is $1 million or more.
3.	Make recommendations to the Board with respect to other non-CEO compensation, incentive compensation plans and equity-based plans, including the Trust’s 2002 Omnibus Share Plan and any successor plan, oversee the activities of the individuals and committees responsible for administering these plans, and discharge any responsibilities imposed on the Committee by any of these plans. To the extent required by applicable law, rule or regulation, the Committee will recommend to the Board that any applicable plan or material change to a plan be submitted for approval by the vote of the shareholders of the Trust.

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4.	Approve any new equity compensation plan or any material change to an existing plan where shareholder approval has not been obtained.
5.	In consultation with management, oversee regulatory compliance with respect to compensation matters, including overseeing the Trust’s policies on structuring compensation programs to preserve tax deductibility, and, as and when required, establishing performance goals and certifying that performance goals have been attained for purposes of Section 162(m) of the Internal Revenue Code.
6.	When, and if, the Committee deems it desirable, make recommendations to the Board with respect to any severance or similar termination payments proposed to be made to any current or former executive officer of the Trust.
7.	Prepare an annual Report of the Compensation Committee on Executive Compensation for inclusion in the Trust’s annual proxy statement in accordance with applicable rules and regulations of the Securities and Exchange Commission.
8.	Prepare and issue the evaluation required under “Performance Evaluation” below.
9.	Report to the Board on a regular basis, and not less than once per year.
10.	Perform any other duties or responsibilities expressly delegated to the Committee by the Board from time to time relating to the Trust’s compensation programs.

Committee Structure and Operations

The Board shall designate one member of the Committee as the Committee’s chairperson. In the event of a tie vote on any matter, the chairperson’s vote shall decide the outcome of such vote. The Committee shall meet at least once a year at a time and place determined by the Committee chairperson, with further meetings to occur, or actions to be taken by unanimous written consent, when deemed necessary or desirable by the Committee or its chairperson. Members of the Committee may participate in a meeting of the Committee by means of conference call or similar communications equipment by means of which all persons participating can hear each other.

The Committee may invite such members of management to its meetings or otherwise consult with members of management, in each case as the Committee deems appropriate, consistent with the maintenance of the confidentiality of compensation discussions. The Trust’s CEO should not attend any meeting where the CEO’s performance or compensation is discussed, unless specifically invited by the Committee.

Delegation to Subcommittee

The Committee may, in its discretion, delegate all or a portion of its duties and responsibilities to a subcommittee of the Committee. In particular, the Committee may delegate the approval of certain transactions to a subcommittee consisting solely of members of the Committee who are (i) “Non-Employee Directors” for the purposes of Rule 16b-3; and (ii) “outside directors” for the purposes of Section 162(m).

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Performance Evaluation

The Committee shall prepare and review with the Board an annual performance evaluation of the Committee, which evaluation shall compare the performance of the Committee with the requirements of this charter. The performance evaluation shall also recommend to the Board any improvements to the Committee’s charter deemed necessary or desirable by the Committee. The performance evaluation by the Committee shall be conducted in such manner as the Committee deems appropriate. The report to the Board may take the form of an oral report by the chairperson of the Committee or any other member of the Committee designated by the Committee to make this report.

Resources and Authority of the Committee

The Committee shall have the resources and authority appropriate to discharge its duties and responsibilities, including the authority to select, retain, terminate, and approve the fees and other retention terms of special counsel or other experts or consultants, as it deems appropriate, without seeking approval of the Board or management. With respect to compensation consultants retained to assist in the evaluation of trustee, CEO or senior executive compensation, this authority shall be vested solely in the Committee.

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VORNADO REALTY TRUST	ANNEX C

CORPORATE GOVERNANCE AND NOMINATING COMMITTEE CHARTER

Committee Membership

The Corporate Governance and Nominating Committee (the “Committee”) of the Board of Trustees (the “Board”) of Vornado Realty Trust (the “Trust”) shall consist solely of one or more members of the Board, each of whom the Board has determined is “independent” under the Corporate Governance Rules of The New York Stock Exchange, Inc.

The members of the Committee shall be appointed by the Board. Candidates to fill subsequent vacancies in the Committee shall be nominated by the Committee as set forth below and considered for appointment by the Board as described below. Members of the Committee shall serve at the pleasure of the Board and for such term or terms as the Board may determine.

Committee Purpose and Responsibilities

The Committee shall have the purpose and responsibilities to:

1.	When, and if, the Committee deems it desirable, make recommendations to the Board from time to time as to changes to the size of the Board or any committee thereof.
2.	Identify individuals believed to be qualified to become Board members, consistent with criteria approved by the Board, and to select, or recommend to the Board, the nominees to stand for election as trustees at the annual meeting of shareholders or, if applicable, at a special meeting of shareholders. In the case of a vacancy in the office of a trustee (including a vacancy created by an increase in the size of the Board), the Committee shall recommend to the Board an individual to fill such vacancy. In selecting or recommending candidates, the Committee shall take into consideration the criteria approved by the Board, which are set forth in the Trust’s Corporate Governance Guidelines and such other factors as it deems appropriate. These factors may include judgment, skill, diversity, experience with businesses and other organizations of comparable size, the interplay of the candidate’s experience with the experience of other Board members, and the extent to which the candidate would be a desirable addition to the Board and any committees of the Board. The Committee shall consider all candidates recommended by the Company’s shareholders in accordance with the procedures set forth in the Company’s annual proxy statement. The members of the Committee may, in their discretion, work or otherwise consult with members of management of the Trust in preparing the Committee’s recommendations.
3.	When, and if, the Committee deems it desirable, develop, or caused to be developed, and recommend to the Board, categorical standards, or changes in then existing standards which may be set forth in the Trust’s Corporate Governance Guidelines or otherwise, to be applied in making determinations as to the absence of material relationships between the Trust and a trustee.

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4.	In the case of a trustee nominee to fill a Board vacancy created by an increase in the size of the Board, make a recommendation to the Board as to the class of trustees in which the individual should serve.
5.	Identify Board members qualified to fill vacancies on any committee of the Board (including the Committee) and to recommend that the Board appoint the identified member or members to the respective committee. In nominating a candidate for committee membership, the Committee shall take into consideration the factors set forth in the charter of that committee, if any, as well as any other factors it deems appropriate, including without limitation the consistency of the candidate’s experience with the goals of the committee and the interplay of the candidate’s experience with the experience of other committee members.
6.	Oversee the annual performance evaluation of the Board and management, and to study, and review with management, the overall effectiveness of the organization of the Board and the conduct of its business, and make appropriate recommendations to the Trustees with regard thereto.
7.	Develop, or cause to be developed, and recommend to the Board a set of corporate governance principles applicable to the Trust, and to review those principles at least once a year and to recommend to the Board any revisions the Committee deems necessary or desirable.
8.	Prepare and issue the evaluation required under “Performance Evaluation” below.
9.	Assist management in the preparation of the disclosure in the Trust’s annual proxy statement regarding the operations of the Committee.
10.	Report to the Board on a regular basis, and not less than once per year.
11.	Approve, if it deems appropriate, conflicts of interest, potential conflicts of interest or relationships which are identified as giving rise to potential conflicts of interest under the Trust’s Code of Business Conduct and Ethics (the “Code”).
12.	To apply and interpret the Code in any specific situation and to take all action the Committee may deem necessary or appropriate to investigate any violations of the Code reported to the Committee.
13.	Grant waivers under the Code as the Committee may deem necessary or appropriate and take reasonable steps to insure that any such waiver is promptly disclosed to shareholders.
14.	Perform any other duties or responsibilities expressly delegated to the Committee by the Board from time to time relating to the nomination of Board and committee members.

Committee Structure and Operations

The Board shall designate one member of the Committee as the Committee’s chairperson. If there is only one member of the Committee, that person shall be its chairperson. In the event of a tie vote on any matter, the chairperson’s vote shall decide the outcome of the vote. The Committee shall meet at least once a year at a time and place determined by the Committee chairper-

VORNADO REALTY TRUST	2004 PROXY STATEMENT- ANNEX C	C2

son, with further meetings to occur, or actions to be taken by unanimous written consent, when deemed necessary or desirable by the Committee or its chairperson. Members of the Committee may participate in a meeting of the Committee by means of conference call or similar communications equipment by means of which all persons participating can hear each other.

The Committee may invite such members of management and other persons to its meetings as it deems appropriate.

Delegation to Subcommittee

The Committee may, in its discretion, delegate all or a portion of its duties and responsibilities to a subcommittee of the Committee.

Performance Evaluation

The Committee shall prepare and review with the Board an annual performance evaluation of the Committee, which evaluation shall compare the performance of the Committee with the requirements of this charter. The performance evaluation shall also recommend to the Board any improvements to the Committee’s charter deemed necessary or desirable by the Committee. The performance evaluation by the Committee shall be conducted in such manner as the Committee deems appropriate. The report to the Board may take the form of an oral report by the chairperson of the Committee or any other member of the Committee designated by the Committee to make this report.

Resources and Authority of the Committee

The Committee shall have the resources and authority appropriate to discharge its duties and responsibilities, including the authority to select, retain, terminate and approve the fees and other retention terms of special counsel or other experts or consultants, as it deems appropriate, without seeking approval of the Board or management. With respect to consultants or search firms used to identify trustee candidates, this authority shall be vested solely in the Committee.

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VORNADO REALTY TRUST	ANNEX D

CORPORATE GOVERNANCE GUIDELINES

I. Introduction

The Board of Trustees of Vornado Realty Trust (the “Trust”), acting on the recommendation of its Corporate Governance and Nominating Committee, has developed and adopted a set of corporate governance principles (the “Guidelines”) to promote the functioning of the Board and its committees and to set forth a common set of expectations as to how the Board should perform its functions. These Guidelines are in addition to the Trust’s Amended and Restated Declaration of Trust and Amended and Restated Bylaws, in each case as amended.

II. Board Composition

The composition of the Board should balance the following goals:

•	The size of the Board should facilitate substantive discussions of the whole Board in which each Trustee can participate meaningfully;
•	The composition of the Board should encompass a broad range of skills, expertise, industry knowledge, diversity of opinion and contacts relevant to the Trust’s business; and
•	A majority of the Board shall consist of Trustees who the Board has determined are “independent” under the Corporate Governance Rules (the “NYSE Rules”) of The New York Stock Exchange, Inc. (the “NYSE”).

III. Selection of Chairman of the Board and Chief Executive Officer

The Board is free to select its Chairman and the Trust’s Chief Executive Officer in the manner it considers in the best interests of the Trust at any given point in time. These positions may be filled by one individual or by two different individuals.

IV. Selection of Trustees

Nominations

The Board is responsible for selecting the nominees for election to the Trust’s Board of Trustees. The Trust’s Corporate Governance and Nominating Committee is responsible for recommending to the Board a slate of Trustees or one or more nominees to fill vacancies occurring between annual meetings of shareholders. The members of the Corporate Governance and Nominating Committee may, in their discretion, work or otherwise consult with members of management of the Trust in preparing the Committee’s recommendations.

Criteria

The Board should, based on the recommendation of the Corporate Governance and Nominating Committee, select new nominees for the position of independent Trustee considering the following criteria:

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•	Personal qualities and characteristics, accomplishments and reputation in the business community;
•	Current knowledge and contacts in the communities in which the Trust does business and in the Trust’s industry or other industries relevant to the Trust’s business;
•	Ability and willingness to commit adequate time to Board and committee matters;
•	The fit of the individual’s skills and personality with those of other Trustees and potential Trustees in building a Board that is effective, collegial and responsive to the needs of the Trust; and
•	Diversity of viewpoints, experience and other demographics.

Independence Standards

To qualify as independent under the NYSE Rules, the Board must affirmatively determine that a Trustee has no material relationship with the Trust and/or its consolidated subsidiaries. The Board has adopted the following categorical standards to assist it in making determinations of independence. For purposes of these standards, references to the “Trust” will mean Vornado Realty Trust and its consolidated subsidiaries.

The following relationships have been determined not to be material relationships that would categorically impair a Trustee’s ability to qualify as independent:

1.	Payments to and from other organizations. A Trustee’s or his immediate family member’s status as executive officer or employee of an organization that has made payments to the Trust, or that has received payments from the Trust, not in excess of the greater of:
(i) $1 million; or
(ii) 2% of the other organization’s consolidated gross revenues for the fiscal year in which the payments were made.
In the case where an organization has received payments that ultimately represent amounts due to the Trust and such amounts are not due in respect of property or services from the Trust, these payments will not be considered amounts paid to the Trust for purposes of determining (i) and (ii) above so long as the organization does not retain any remuneration based upon such payments.
2.	Beneficial ownership of the Trust’s equity securities. Beneficial ownership by a Trustee or his immediate family member of not more than 10% of the Trust’s equity securities. A Trustee or his immediate family member’s position as an equity owner, director, executive officer or similar position with an organization that beneficially owns not more than 10% of the Trust’s equity securities.
3.	Common ownership with the Trust. Beneficial ownership by, directly or indirectly, a Trustee, either individually or with other Trustees, of equity interests in an organization in which the Trust also has an equity interest.

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4.	Directorships with, or beneficial ownership of, other organizations. A Trustee’s or his immediate family member’s interest in a relationship or transaction where the interest arises from either or both of:
	(i)	his or his family member’s position as a director with an organization doing business with the Trust; or
	(ii)	his or his family member’s beneficial ownership in an organization doing business with the Trust so long as the level of beneficial ownership in the organization is 25% or less, or less than the Trust’s beneficial ownership in such organization, whichever is greater.
5.	Affiliations with charitable organizations. The affiliation of a Trustee or his immediate family member with a charitable organization that receives contributions from the Trust, or an affiliate of the Trust, so long as such contributions do not exceed for a particular fiscal year the greater of:
	(i)	$1 million; or
	(ii)	2% of the organization’s consolidated gross revenues for that fiscal year.
6.	Relationships with organizations to which the Trust owes money. A Trustee’s or his immediate family member’s status as an executive officer or employee of an organization to which the Trust was indebted at the end of the Trust’s most recent fiscal year so long as that total amount of indebtedness is not in excess of 5% of the Trust’s total consolidated assets.
7.	Relationships with organizations that owe money to the Trust. A Trustee’s or his immediate family member’s status as an executive officer or employee of an organization which is indebted to the Trust at the end of the Trust’s most recent fiscal year so long as that total amount of indebtedness is not in excess of 15% of the organization’s total consolidated assets.
8.	Personal indebtedness to the Trust. A Trustee’s or his immediate family member’s being indebted to the Trust at any time since the beginning of the Trust’s most recently completed fiscal year so long as such amount does not exceed the greater of:
	(i)	$1 million; or
	(ii)	2% of the individual’s net worth.
9.	Leasing or retaining space from the Trust. The leasing or retaining of space from the Trust by:
	(i)	a Trustee;
	(ii)	a Trustee’s immediate family member; or
	(iii)	an affiliate of a Trustee or an affiliate of a Trustee’s immediate family member;

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so long as in each case the rental rate and other lease terms are at market rates and terms in the aggregate at the time the lease is entered into or, in the case of a non-contractual renewal, at the time of the renewal.
10.	Other relationships that do not involve more than $100,000. Any other relationship or transaction that is not covered by any of the categorical standards listed above and that do not involve payments of more than $100,000 in the most recently completed fiscal year of the Trust.
11.	Personal relationships with management. A personal relationship between a Trustee or a Trustee’s immediate family member with a member of the Trust’s management.
12.	Partnership and co-investment relationships between or among Trustees. A partnership or co-investment relationship between or among a Trustee or a Trustee’s immediate family member and other members of the Trust’s Board of Trustees, including management Trustees, so long as the existence of the relationship has been previously disclosed in the Trust’s reports and/or proxy statements filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended.

The fact that a particular transaction or relationship falls within one or more of the above categorical standards does not eliminate a Trustee’s obligation to disclose the transaction or relationship to the Trust, the Board of Trustees or management as and when requested for public disclosure and other relevant purposes. For relationships that are either not covered by or do not satisfy the categorical standards above, the determination of whether the relationship is material and therefore whether the Trustee qualified as independent or not, may be made by the Corporate Governance and Nominating Committee or the Board. The Trust shall explain in the annual meeting proxy statement immediately following any such determination the basis for any determination that a relationship was immaterial despite the fact that it did not meet the foregoing categorical standards.

Invitation

The invitation to join the Board should be extended by the Board itself via the Chairman of the Board and CEO of the Trust, together with an independent Trustee, when deemed appropriate.

Orientation and Continuing Education

Management, working with the Board, will provide an orientation process for new Trustees, including background material on the Trust, its business plan and its risk profile, and meetings with senior management. Members of the Board are required to undergo continuing education as recommended by the NYSE. In connection therewith, the Trust will reimburse Trustees for all reasonable costs associated with the attendance at or the completion of any continuing education program supported, offered or approved by the NYSE or approved by the Trust.

V. Election Term

The Board does not believe it should establish term limits.

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VI. Retirement of Trustees

The Board believes it should not establish a mandatory retirement age.

VII. Board Meetings

The Board currently plans at least four meetings each year, with further meetings to occur (or action to be taken by unanimous written consent) at the discretion of the Board. The meetings will usually consist of committee meetings and the Board meeting.

The agenda for each Board meeting will be established by the Chairman and CEO, with assistance of the Trust’s Secretary and internal Corporation Counsel. Any Board member may suggest the inclusion of additional subjects on the agenda. Management will seek to provide to all Trustees an agenda and appropriate materials in advance of meetings, although the Board recognizes that this will not always be consistent with the timing of transactions and the operations of the business and that in certain cases it may not be possible.

Materials presented to the Board or its committees should be as concise as possible, while still providing the desired information needed for the Trustees to make an informed judgment.

VIII. Executive Sessions

To ensure free and open discussion and communication among the non-management Trustees, the non-management Trustees will meet in executive sessions periodically, with no members of management present. Non-management Trustees who are not independent under the NYSE Rules may participate in these executive sessions, but independent Trustees should meet separately in executive session at least once per year.

The participants in any executive sessions will select by majority vote of those attending a presiding Trustee for such sessions or any such session.

In order that interested parties may be able to make their concerns known to the non-management Trustees, the Trust shall disclose a method for such parties to communicate directly with the presiding trustee or the non-management trustees as a group. For the purposes hereof, communication through a third-party such as an external lawyer or a third-party vendor who relays information to non-management members of the Board will be considered direct.

IX. The Committees of the Board

The Trust shall have at least the committees required by the NYSE Rules. Currently, these are the Audit Committee, the Compensation Committee and a nominating/corporate governance committee, which in our Trust is called the Corporate Governance and Nominating Committee. Each of these three committees must have a written charter satisfying the rules of the NYSE.

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All trustees, whether members of a committee or not, are invited to make suggestions to a committee chair for additions to the agenda of his or her committee or to request that an item from a committee agenda be considered by the Board. Each committee chair will give a periodic report of his or her committee’s activities to the Board.

Each of the Corporate Governance and Nominating Committee, the Audit Committee and the Compensation Committee shall be composed of at least such number of trustees as may be required by the NYSE Rules who the Board has determined are “independent” under the NYSE Rules. Any additional qualifications for the members of each committee shall be set out in the respective committees’ charters. A trustee may serve on more than one committee for which he or she qualifies.

Each committee may take any action in a meeting of the full Board, and actions of the Board, including the approval of such actions by a majority of the members of the Committee, will be deemed to be actions of that committee. In such circumstance only the votes cast by members of the committee shall be counted in determining the outcome of the vote on matters upon which the committee acts.

X. Management Succession

At least annually, the Board shall review and concur in a succession plan, developed by management, addressing the policies and principles for selecting a successor to the CEO, both in an emergency situation and in the ordinary course of business. The succession plan should include an assessment of the experience, performance, skills and planned career paths for possible successors to the CEO.

XI. Executive Compensation

Evaluating and Approving Salary for the CEO

The Board, acting through the Compensation Committee, evaluates the performance of the CEO and the Trust against the Trust’s goals and objectives and approves the compensation level of the CEO.

Evaluating and Approving the Compensation of Management

The Board, acting through the Compensation Committee, evaluates and approves the proposals for overall compensation policies applicable to executive officers.

XII. Board Compensation

The Board should conduct a review at least once every three years of the components and amount of Board compensation in relation to other similarly situated companies. Board compensation should be consistent with market practices but should not be set at a level that would call into question the Board’s objectivity.

XIII. Expectations of Trustees

The business and affairs of the Trust shall be managed under the direction of the Board in accordance with Maryland law. In performing his or her duties, the primary responsibility of the trustees is to exercise his or her business judgment in the best

VORNADO REALTY TRUST	2004 PROXY STATEMENT- ANNEX D	D6

interests of the Trust. The Board has developed a number of specific expectations of trustees to promote the discharge of this responsibility and the efficient conduct of the Board’s business.

Commitment and Attendance

All independent and management trustees should make every effort to attend meetings of the Board and meetings of committees of which they are members. Members may attend by telephone or similar communications equipment if all persons participating in the meeting can hear each other at the same time. The Board may act by unanimous written consent in lieu of a meeting.

Participation in Meetings

Each trustee should be sufficiently familiar with the business of the Trust, including its financial statements and capital structure, and the risks and competition it faces, to facilitate active and effective participation in the deliberations of the Board and of each committee on which he or she serves. Upon request, management will make appropriate personnel available to answer any questions a trustee may have about any aspect of the Trust’s business. Trustees should also review the materials provided by management and advisors in advance of the meetings of the Board and its committees and should arrive prepared to discuss the issues presented.

Loyalty and Ethics

In their roles as Trustees, all Trustees owe a duty of loyalty to the Trust. This duty of loyalty mandates that the best interests of the Trust take precedence over any interests possessed by a Trustee.

The Trust has adopted a Code of Business Conduct and Ethics, including a compliance program to enforce the Code. Certain portions of the Code deal with activities of Trustees, particularly with respect to transactions in the securities of the Trust, potential conflicts of interest, the taking of corporate opportunities for personal use, and competing with the Trust. Trustees should be familiar with the Code’s provisions in these areas and should consult with any member of the Trust’s Corporate Governance and Nominating Committee or the Trust’s internal Corporation Counsel in the event of any concerns. The Corporate Governance and Nominating Committee is ultimately responsible for applying the Code to specific situations and has the authority to interpret the Code in any particular situation.

Other Directorships

The Trust values the experience Trustees bring from other boards on which they serve, but recognizes that those boards may also present demands on a Trustee’s time and availability and may present conflicts or legal issues. Trustees should advise the Chairman of the Corporate Governance and Nominating Committee and the CEO before accepting membership on other boards of directors or other significant commitments involving affiliation with other businesses or governmental units.

VORNADO REALTY TRUST	2004 PROXY STATEMENT- ANNEX D	D7

Contact with Management

All Trustees are invited to contact the CEO at any time to discuss any aspect of the Trust’s business. Trustees will also have complete access to other members of management. The Board expects that there will be frequent opportunities for Trustees to meet with the CEO and other members of management in Board and committee meetings and in other formal or informal settings.

Further, the Board encourages management to, from time to time, bring managers into Board meetings who: (a) can provide additional insight into the items being discussed because of personal involvement and substantial knowledge in those areas, and/or (b) are managers with future potential that the senior management believes should be given exposure to the Board.

Contact with Other Constituencies

It is important that the Trust speak to employees and outside constituencies with a single voice, and that management serve as the primary spokesperson.

Confidentiality

The proceedings and deliberations of the Board and its committees are confidential. Each Trustee shall maintain the confidentiality of information received in connection with his or her service as a Trustee.

XIV. Evaluating Board Performance

The Board, acting through the Corporate Governance and Nominating Committee, should conduct a self-evaluation at least annually to determine whether it is functioning effectively. The Corporate Governance and Nominating Committee should periodically consider the mix of skills and experience that Trustees bring to the Board to assess whether the Board has the necessary tools to perform its oversight function effectively.

Each committee of the Board should conduct a self-evaluation at least annually and report the results to the Board, acting through the Corporate Governance and Nominating Committee. Each committee’s evaluation must compare the performance of the committee with the requirements of its written charter, if any.

XV. Reliance on Management and Outside Advice

In performing its functions, the Board is entitled to rely on the advice, reports and opinions of management, counsel, accountants, auditors and other expert advisors. The Board shall have the authority to retain and approve the fees and retention terms of its outside advisors.

VORNADO REALTY TRUST	2004 PROXY STATEMENT- ANNEX D	D8

VORNADO REALTY TRUST	ANNEX E

CODE OF BUSINESS CONDUCT AND ETHICS

I. Introduction

Vornado Realty Trust and its subsidiaries (the “Trust”) are committed to conducting all aspects of their business in accordance with the highest ethical and legal standards. This commitment begins with the Trust’s Chief Executive Officer and is expected to be adhered to by all trustees, executive officers and employees. In order to memorialize some of the core values and spirit with which the Trust’s business is expected to be conducted, the Board of Trustees has adopted the following Code of Business Conduct and Ethics (the “Code”). More specifically, this Code is being adopted to:

•     promote honest and ethical conduct, including fair dealing and the ethical handling of conflicts of interest;

•     promote full, fair, accurate, timely and understandable disclosure;

•     promote compliance with applicable laws and governmental rules and regulations;

•     ensure the protection of the Trust’s legitimate business interests, including corporate opportunities, assets and confidential information; and

•     deter wrongdoing.

This Code is intended to serve as a guide for general decision making in a variety of circumstances that might be encountered in conducting the Trust’s business. All trustees, officers and employees of the Trust are expected to be familiar with the Code and to adhere to those principles and procedures set forth in the Code that apply to them. The Trust’s more detailed policies and procedures set forth in the Trust’s employee manual are separate from and are not part of this Code. In the event of any conflict between the provisions of this Code and the Trust’s employee manual, the provisions of this Code will govern. Recognizing that no code can describe every circumstance in which trustees, officers and employees might be confronted with ethical and legal challenges, in addition to compliance with the Code and applicable laws, rules and regulations, all employees, officers and trustees are expected to observe the highest standards of business and personal ethics in the discharge of their assigned duties and responsibilities.

For purposes of this Code, the “Code of Ethics Contact Person” will be different for various employees. For trustees and executive officers the Code of Ethics Contact Person will be the Chairman of the Corporate Governance and Nominating Committee. For non-executive officers and employees, the Code of Ethics Contact Person will be the Trust’s corporation counsel.

From time to time, the Trust may waive some provisions of this Code. Any waiver of the Code for executive officers or trustees of the Trust may be made only by the Board of Trustees or the Corporate Governance and Nominating Committee of the Board and must be promptly disclosed as required by the rules and regulations of the Securities and Exchange Commission (the “SEC”) and The New York Stock Exchange, Inc. (the “NYSE”) or other exchange upon which the Trust’s common equity is listed. Any waiver for other employees may be made only by the Trust’s corporation counsel.

VORNADO REALTY TRUST	2004 PROXY STATEMENT- ANNEX E	E1

II. Fair Dealing

We have a history of succeeding and growing through honest business competition. We do not seek competitive advantages through illegal or unethical business practices. Each trustee, officer and employee should endeavor to deal fairly with the Trust’s tenants, service providers, suppliers, competitors and employees. No trustee, officer or employee should take unfair advantage of anyone through manipulation, concealment, abuse of privileged information, misrepresentation of material facts, or any unfair dealing practice.

III. Honest and Candid Conduct

Each trustee, officer and employee owes a duty to the Trust to act with integrity. Integrity requires, among other things, being honest and candid. Deceit and subordination of the principles of this Code are inconsistent with integrity.

Each trustee, officer and employee must:

•     Act with integrity, including being honest and candid while still maintaining the confidentiality of information where required or consistent with the Trust’s policies.

•     Observe both the form and spirit of laws and governmental rules and regulations, accounting standards and Trust policies.

•     Adhere to a high standard of business ethics.

IV. Conflicts of Interest

A “conflict of interest” occurs when an individual’s private interest interferes or appears to interfere with the interests of the Trust. A conflict of interest can arise when a trustee, officer or employee takes actions or has interests that may make it difficult to perform his or her Trust work objectively and effectively. For example, a conflict of interest would arise if a trustee, officer or employee, or a member or his or her family, receives improper personal benefits as a result of his or her position in the Trust.

Service to the Trust should never be subordinated to personal gain and advantage. Conflicts of interest should, wherever possible, be avoided. However, the Trust recognizes that its corporate structure and business investments do not make it practicable or desirable to avoid all relationships that could give rise to conflicts of interest. Accordingly, conflicts of interest, potential conflicts of interest or relationships which are identified as giving rise to potential conflicts of interest that are approved by, or at the direction of, the Board of Trustees or the Corporate Governance and Nominating Committee or that have been previously disclosed in the Trust’s Annual Report on Form 10-K are permitted. Any material transaction or relationship that could reasonably be expected to give rise to a conflict of interest should be discussed with the appropriate Code of Ethics Contact Person if not previously approved by, or at the direction of, the Board of Trustees or the Corporate Governance and Nominating Committee or previously disclosed in the Trust’s Annual Report on Form 10-K.

Some conflict of interest situations involving trustees, executive officers and other employees who occupy supervisory positions or who have discretionary authority in dealing with any third party specified below may include the following:

•     any significant ownership interest in any tenant or service provider;

•     any consulting or employment relationship with any tenant, service provider, supplier or competitor;

VORNADO REALTY TRUST	2004 PROXY STATEMENT- ANNEX E	E2

2004 PROXY STATEMENT - ANNEX E

•     any outside business activity that detracts from an individual’s ability to devote appropriate time and attention to his or her responsibilities with the Trust;

•     the receipt of non-nominal gifts or excessive entertainment from any company with which the Trust has current or prospective business dealings;

•     being in the position of supervising, reviewing or having any influence on the job evaluation, pay or benefit of any immediate family member; and

•     selling anything to the Trust or buying anything from the Trust.

Such situations, if material, should be discussed with the appropriate Code of Ethics Contact Person.

Anything that would present a conflict for a trustee, officer or employee would likely also present a conflict if it were related to a member of his or her family.

V. Disclosure

Each trustee, officer or employee involved in the Trust’s disclosure process, including the Chief Executive Officer, and the Chief Financial Officer and Executive Vice President-Finance and Administration (or those persons serving in comparable positions or those persons that may be so designated from time-to-time by the Trust’s Chief Financial Officer), is required to be familiar with and comply with the Trust’s disclosure controls and procedures and internal control over financial reporting, to the extent relevant to his or her area of responsibility, so that the Trust’s public reports and documents filed with the SEC comply in all material respects with the applicable federal securities laws and SEC rules. In addition, each such person having direct or supervisory authority regarding these SEC filings or the Trust’s other public communications concerning its general business, results, financial condition and prospects should, to the extent appropriate within his or her area of responsibility, consult with other Trust officers and employees and take other appropriate steps regarding these disclosures with the goal of making full, fair, accurate, timely and understandable disclosure.

VI. Compliance

It is the Trust’s policy to comply with all applicable laws, rules and regulations. It is the personal responsibility of each employee, officer and trustee to seek to adhere to the standards and restrictions imposed by those laws, rules and regulations.

It is against Trust policy and in many circumstances illegal for a trustee, officer or employee to profit from undisclosed information relating to the Trust or any other company. Any trustee, officer or employee may not purchase or sell any of the Trust’s securities while in possession of material nonpublic information relating to the Trust in violation of Federal securities laws. Please review Section 1.14 (or the applicable successor section) of our employee manual for a discussion of what constitutes material information.

In addition, the trustees, executive officers and financial reporting personnel of the Trust must also consider the Trust’s pre-clearance and other policies and procedures for transactions in the Trust’s equity securities.

VORNADO REALTY TRUST	2004 PROXY STATEMENT- ANNEX E	E3

Any trustee, officer or employee who is uncertain about the legal rules involving a purchase or sale of any Trust securities should consult with the Trust’s corporation counsel before making any such purchase or sale.

VII. Reporting and Accountability

The Corporate Governance and Nominating Committee is ultimately responsible for applying this Code to specific situations in which questions are presented to it and has the authority to interpret this Code in any particular situation.

Any trustee or officer or employee who becomes aware of any existing or potential violation of this Code is required to notify their Code of Ethics Contact Person promptly. Failure to do so is itself a violation of this Code. Violations may be reported anonymously. The applicable Code of Ethics Contact Person shall promptly inform the Chairman of the Corporate Governance and Nominating Committee of any existing or potential violation of this Code reported to such Code of Ethics Contact Person that such Code of Ethics Person deems not to be immaterial and, with respect to potential violations, of reasonable probability of occurrence.

Each trustee, officer or employee must:

•      Notify their Code of Ethics Contact Person promptly of any existing or potential violation of this Code.

•      Not retaliate against any other trustee, officer or employee for reports of potential violations that are made in good faith.

Any employee may communicate with their Code of Ethics Contact Person in writing, addressed to the Code of Ethics Contact Person, either by fax or by mail at his or her Trust address or fax number; or by phone at his or her Trust phone number.

All communications will be kept confidential. The reporting procedures should be used for purposes of furthering the purpose of this Code and not to report matters unrelated to this purpose.

The Corporate Governance and Nominating Committee shall take all action they consider appropriate to investigate any violations reported to them. If a violation has occurred, the Trust will take such disciplinary or preventive action as it deems appropriate, after consultation with the Corporate Governance and Nominating Committee, in the case of a trustee or executive officer, or the Trust’s corporation counsel, in the case of any other employee.

From time to time, the Trust may waive some provisions of this Code. Any waiver of the Code for executive officers or trustees of the Trust may be made only by the Board of Trustees or the Corporate Governance and Nominating Committee of the Board and must be promptly disclosed as required by SEC or NYSE rules. Any waiver for other employees may be made only by the Trust’s corporation counsel. Approvals of conflicts of interest or other determinations made by the Board, the Corporate Governance and Nominating Committee or the applicable Code of Ethics Contact Person made in accordance with the provisions of this Code will not be deemed a waiver of the provisions of this Code.

VIII. Corporate Opportunities

Trustees, officers and employees owe a duty to the Trust to advance the Trust’s business interests when the opportunity to do so arises. Trustees, officers and employees are prohibited from taking (or directing to a third party) a business opportunity

VORNADO REALTY TRUST	2004 PROXY STATEMENT- ANNEX E	E4

that is discovered through the use of corporate property, information or position, unless the Trust has already been offered the opportunity and turned it down. The term “third party” for this purpose does not include companies or other entities that the Trust controls or with respect to which it has an arrangement pursuant to which it manages such party’s business or assets or develops or leases properties for such party.

Generally, trustees, officers and employees are prohibited from using corporate property, information or position for personal gain and from competing with the Trust. However, as indicated above and disclosed in the Trust’s Annual Reports on Form 10-K, the Trust controls, or has arrangements under which the Trust manages the business or assets of other companies or entities or develops or leases their properties. Additionally, a significant portion of the Trust’s outstanding common shares is owned by entities and individuals who engage in the same or similar activities or lines of business as the Trust. Certain of the trustees and executive officers are partners, directors or executive officers of such companies. These overlapping ownership interests and the unique management and corporate structure of the Trust may result in potential competition between the business activities conducted, or sought to be conducted, by the Trust and its affiliates. The Trust believes that these and similar arrangements that might arise in the future are important to the success of the Trust. The Trust recognizes that it would not be practicable or desirable in all circumstances to prohibit competition with the Trust. From time to time business opportunities may arise which might be suitable for the Trust and one or more entities with which the Trust has such a relationship. In such circumstances the opportunity may be directed by management of the Trust in accordance with the agreements and historical relationship between the Trust and the other entity. However, business opportunities which are presented to trustees, officers or employees of the Trust either in their capacity as such or specifically for the use and benefit of the Trust must be first presented to the Trust before being directed elsewhere.

IX. Confidentiality

In carrying out the Trust’s business, trustees, officers and employees often learn confidential or proprietary information about the Trust, its tenants, suppliers, or joint venture parties. Trustees, officers and employees must maintain the confidentiality of all information so entrusted to them, except when disclosure is authorized or legally mandated. Confidential or proprietary information of the Trust, and of other companies, includes any non-public information that would be harmful to the relevant company or useful or helpful to competitors if disclosed.

X. Protection and Proper Use of Trust Assets

All trustees, officers and employees should protect the Trust’s assets and ensure their efficient use. All Trust assets should be used only for legitimate business purposes.

XI. General

The Board of Trustees believes it to be in the best interest of the Trust that the trustees, officers and employees of the Trust act in a manner consistent with this Code and that such persons should not suffer harm for doing so. Accordingly, the Trust will not take action against any trustee, officer or employee of the Trust for any action taken or not taken in good faith compliance with the provisions of this Code or otherwise with the approval of the Board, Corporate Governance and Nominating Committee or, as contemplated hereby, the applicable Code of Ethics Contact Person. Each trustee, officer or employee of the Trust will be entitled to rely upon the provisions of this Section.

VORNADO REALTY TRUST	2004 PROXY STATEMENT- ANNEX E	E5

888 Seventh Avenue, New York, New York 10019

VORNADO REALTY TRUST

P R O X Y

The undersigned shareholder, revoking all prior proxies, hereby appoints Steven Roth and Michael D. Fascitelli, or either of them, as proxies, each with full power of substitution, to attend the Annual Meeting of Shareholders of Vornado Realty Trust, a Maryland real estate investment trust (the “Company”), to be held at the Marriott Hotel, Interstate 80 and the Garden State Parkway, Saddle Brook, New Jersey 07663 on Thursday, May 27, 2004 at 12:30 P.M., local time, and any postponements or adjournments thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. Each proxy is authorized to vote as directed on the reverse side hereof upon the proposals which are more fully set forth in the Proxy Statement and otherwise in his discretion upon such other business as may properly come before the meeting, and all postponements or adjournments thereof, all as more fully set forth in the Notice of Annual Meeting of Shareholders and Proxy Statement, receipt of which is hereby acknowledged.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE COMPANY. WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF THIS PROXY IS EXECUTED BUT NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE ELECTION OF TRUSTEES AND “FOR” THE RATIFICATION OF THE SELECTION OF INDEPENDENT AUDITORS AND OTHERWISE IN THE DISCRETION OF THE PROXIES.

(Continued and to be executed, on reverse side)

VORNADO REALTY TRUST

Annual Meeting of Shareholders

AUTHORIZE YOUR PROXY BY TELEPHONE OR INTERNET

(OR COMPLETE THE PROXY CARD BELOW AND RETURN IT BY MAIL IN THE ENCLOSED ENVELOPE)

You may authorize your proxy either by mail, by telephone or by Internet. Your telephone or Internet proxy authorization authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card by mail. You must authorize your proxy by telephone or Internet, not later than 12 P.M., New York City time, on May 26, 2004.

TO AUTHORIZE YOUR PROXY BY PHONE:
CALL TOLL FREE [1-866-388-1534] ANY TIME ON A TOUCH-TONE TELEPHONE. THERE IS NO CHARGE TO YOU FOR THE CALL. PLEASE HAVE THIS FORM AVAILABLE WHEN YOU CALL THE TOLL FREE NUMBER.

You will be asked to enter the control number listed below followed by the pound sign and then follow the simple instructions.

TO AUTHORIZE YOUR PROXY BY INTERNET:

GO TO https://www.proxyvotenow.com/vrt.

Enter the control number listed below and follow the simple instructions.

If you authorize your proxy by telephone or Internet, please DO NOT mail back the proxy card.

THANK YOU FOR VOTING!

• FOLD AND DETACH HERE AND READ REVERSE SIDE •

(Continued from other side)

1.     ELECTION OF TRUSTEES:

     The Board of Trustees recommends a vote “FOR” election of the nominees for trustees listed below.

       /_/      FOR all nominees listed below

       /_/      WITHHOLD AUTHORITY to vote for all nominees

       /_/      FOR all nominees except the following: _________________________

Nominees:    Robert P. Kogod

                       David Mandelbaum

                       Dr. Richard R. West

(each for a term ending at the Annual Meeting of Shareholders in 2007 and until their successors are duly elected and qualified)

2.     RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS:

     The Board of Trustees recommends a vote “FOR” the ratification of the selection of independent auditors.

       /_/      FOR

       /_/      AGAINST

       /_/      ABSTAIN

     Address Change and / or Comments      /_/

Please date and sign exactly as your name or names appear hereon. Each joint owner must sign. (Officers, Executors, Administrators, Trustees, etc., will kindly so indicate when signing.)

Dated _________________________, 2004

__________________________________________
Signature of Shareholder

__________________________________________
Signature, if held jointly

INDICATE YOUR AUTHORIZATION IN BLACK OR BLUE INK.      /X/

  PLEASE AUTHORIZE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE